                           SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                        of 1934 (Amendment No.       )
                                               -----


Filed by the Registrant [ XX ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[XX]    Preliminary Proxy Statement
[  ]    Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[  ]    Definitive Proxy Statement
[  ]    Definitive Additional Materials
[  ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or
        Sec. 240.14a-12

                              MARKETWATCH FUNDS
         -----------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee  (Check the appropriate box):

[XX]    No fee required.
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1.  Title of each class of securities to which transaction applies:

        2.  Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4.  Proposed maximum aggregate value of transaction:

        5.  Total fee paid:

[  ]    Fee paid previously with preliminary proxy materials.

[  ]    Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ------------------------------------------------------------------------
    2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    3)  Filing Party:

        ------------------------------------------------------------------------
    4)  Date Filed:

        ------------------------------------------------------------------------

                               MARKETWATCH FUNDS
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-800-752-1823

                            ------------------------

Dear MarketWatch Funds Shareholder:

The Board of Trustees of the MarketWatch Funds ("MarketWatch") has called a special meeting to consider a proposal intended to reorganize the business of MarketWatch. At this meeting, shareholders of three portfolios of MarketWatch, voting by portfolio, will be asked to approve the proposed reorganization of two portfolios into newly-created portfolios of The Wachovia Funds ("Wachovia Funds") and the proposed reorganization of one MarketWatch portfolio into a newly-created portfolio of The Wachovia Municipal Funds ("Wachovia Municipal Funds"). Each of these registered investment companies is advised by Wachovia Bank, N.A. ("Wachovia Bank"), the present adviser of MarketWatch. The proposal has the unanimous support of your Board of Trustees.

Central Fidelity Banks, N.A., the parent of Central Fidelity National Bank ("Central Fidelity"), the former investment adviser to MarketWatch, merged into Wachovia Corporation in December, 1997 (the "Bank Holding Company Merger"). Wachovia Corporation is the parent of Wachovia Bank. In connection with the Bank Holding Company Merger, Wachovia Bank became the investment adviser to MarketWatch. Wachovia Bank continues to serve as the investment adviser to the Wachovia Funds and the Wachovia Municipal Funds (collectively, the "Wachovia Fund Group"). In an effort to promote more efficient operations, to eliminate duplicative costs and to enhance the distribution of shares, it has been proposed that MarketWatch be reorganized into the Wachovia Fund Group.

At a meeting on January 21, 1998, the Board of Trustees of MarketWatch considered the reorganization of three MarketWatch portfolios. The proposed reorganizations, all of which would be into newly-created portfolios in the Wachovia Fund Group, are described in the attached Proxy Statement. Shareholders of MarketWatch's fourth portfolio, the MarketWatch Money Market Fund, will be given the opportunity to invest in a money market portfolio in the Wachovia Fund Group. Assuming requisite shareholder approval, after the completion of all of these steps, MarketWatch will be liquidated and deregistered as an investment company.

After carefully studying the merits of the proposed reorganization of the three MarketWatch portfolios into the Wachovia Fund Group, the Board of Trustees of MarketWatch determined that consolidation of MarketWatch and the Wachovia Fund Group can provide substantial value for the MarketWatch shareholders. To move forward, however, a majority of the shareholders of each of the three affected MarketWatch portfolios must vote in favor of the respective reorganization transaction. Enclosed you'll find a proxy card for the upcoming shareholder meeting scheduled to be held on Friday, March 27, 1998. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR CARD AS SOON AS POSSIBLE TO ENSURE YOUR VOTE IS COUNTED AT THE SPECIAL MEETING.

The Board of Trustees of MarketWatch believes that the proposed reorganization of the MarketWatch portfolios, discussed in detail in the attached Proxy Statement, will benefit shareholders in two key ways:

    1. Shareholders will be able to choose from 18 investment portfolios in the Wachovia Fund Group, versus the 4 investment portfolios that are available through MarketWatch. The wide array of additional investment options will include emerging markets, state-specific tax-exempt and market index funds. Shareholders will also be able to exchange from one portfolio in the Wachovia Fund Group to another portfolio without incurring any transaction charges.

    2. By placing the assets of each MarketWatch portfolio in a corresponding Wachovia Fund Group portfolio, the two combined investment company groups' operations may be more efficient than those of three separate investment company groups, which could ultimately translate into better expense ratios and enhanced returns for MarketWatch shareholders (who, following the reorganizations, will become Wachovia Fund Group shareholders).

Assuming requisite shareholder approval, the reorganization of each MarketWatch portfolio into the respective Wachovia Fund Group portfolio is anticipated to occur in late March 1998. In connection with the reorganizations, you should note the following:

    - The reorganization of each of the three MarketWatch portfolios into a newly-created and corresponding Wachovia Fund Group portfolio will be a tax free event, and will not entail any sales loads, commissions or transaction charges.

    - There will be no increase in the contractual fees payable to Wachovia Bank, as investment adviser, as a result of the reorganizations. In the case of two of the reorganizations, a second proposal to be considered at this meeting would result in a reduction of Wachovia Bank's advisory fee below the level of its current fee.

    - The shares you own and the value of your investment will not change as a result of the reorganizations.

The second proposal submitted for consideration by shareholders of the three MarketWatch portfolios is an investment advisory agreement with Wachovia Bank. One advisory agreement provides for an advisory fee at the same rate as the present agreement, and two agreements provide for a reduction in the fees payable to Wachovia Bank for investment advisory services.

PLEASE REVIEW THE FOLLOWING NOTICE TO SHAREHOLDERS CAREFULLY. IN IT, YOU WILL FIND A BRIEF SUMMARY OF THE PROPOSALS THAT ARE INCLUDED IN THE PROXY.

YOUR VOTE IS IMPORTANT TO US. PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN THEM AS SOON AS POSSIBLE. For your convenience we have enclosed a self-addressed, stamped envelope. We are genuinely excited about the proposed reorganizations, and the potential benefits they provide to current shareholders who are invested in the MarketWatch portfolios. Please call 1-800-752-1823 if you have any questions. Thank you for taking the time to complete the proxy card(s) and for your investment in the MarketWatch Funds.

Sincerely,

            [LOGO]

Walter B. Grimm
Chairman
MarketWatch Funds

March   , 1998

                               MARKETWATCH FUNDS
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 27, 1998

To Shareholders of the MarketWatch Intermediate Fixed Income Fund, MarketWatch Equity Fund and MarketWatch Virginia Municipal Bond Fund:

    NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders (the "Shareholders") of the MarketWatch Funds ("MarketWatch") will be held at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 on
Friday, March 27, 1998 at      .m. (Eastern time) for the following purposes:

ITEM 1. To consider and act upon a proposal to approve three Agreements and Plans of Reorganization, each dated March 5, 1998 (each a "Reorganization Agreement"), and the transactions contemplated thereby, including (a) the transfer of substantially all of the assets of the MarketWatch Intermediate Fixed Income Fund, the MarketWatch Equity Fund, and the MarketWatch Virginia Municipal Bond Fund (collectively, the "Old Funds"), respectively, to the newly-created Wachovia Intermediate Fixed Income Fund and the newly-created Wachovia Growth & Income Fund of The Wachovia Funds, and to the newly-created Wachovia Virginia Municipal Bond Fund of The Wachovia Municipal Funds (collectively, the "New Funds"), all newly-established portfolios, in exchange solely for Class A shares of the respective New Fund, and the latter's assumption of all the transferor Old Fund's liabilities; (b) the distribution of those Class A shares to Shareholders of that Old Fund; and (c) the termination of the Old Funds.

ITEM 2. To consider and act upon a proposal to approve a new investment advisory agreement for each of the New Funds, in each instance with Wachovia Bank, N.A., the present investment adviser to the Old Funds, providing for the same, or for reduced, advisory fees. To be presented only if
        Item 1 is approved.

ITEM 3. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

    The proposed reorganizations and related matters are described in the attached Proxy Statement. Appendix I to the Proxy Statement is a copy of the Reorganization Agreement relating to the MarketWatch Intermediate Fixed Income Fund and the Wachovia Intermediate Fixed Income Fund. The Reorganization Agreements for the other two proposed reorganizations are identical, in all material respects, to the Reorganization Agreement attached as Appendix I, other than the name of the investment company and the respective New Fund and Old Fund. The form of the proposed investment advisory agreements for The Wachovia Funds and The Wachovia Municipal Funds, and the corresponding fee schedule for each of the three New Funds, appear as Appendices IV-1 and IV-2.

    Shareholders of record of the Old Funds as of the close of business on March , 1998 are entitled to notice of, and to vote at, the Special Meeting.

    SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD(S) WHICH IS BEING SOLICITED BY MARKETWATCH'S BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO MARKETWATCH A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                          By Order of the Board of Trustees

                                          [graphics is scanning sig]

                                          Christina T. Simmons
                                          ASSISTANT SECRETARY

March   , 1998

                               MARKETWATCH FUNDS
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-800-752-1823

                            ------------------------

                                  PRELIMINARY
                                PROXY STATEMENT
                              DATED MARCH   , 1998

                            ------------------------

                                  INTRODUCTION

    This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Trustees of the MarketWatch Funds ("MarketWatch") in connection with a Special Meeting (the "Meeting") of Shareholders ("Shareholders") of MarketWatch. The Meeting will be held on
Friday, March 27, 1998 at      .m. (Eastern time) at the offices of BISYS Fund
Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219. At the Meeting, Shareholders of three portfolios of MarketWatch, voting by portfolio, will be asked to consider and approve a proposed Agreement and Plan of Reorganization dated March 5, 1998 (each a "Reorganization Agreement," and collectively, the "Reorganization Agreements"). Each Reorganization Agreement is made by and between MarketWatch, on behalf of one of three MarketWatch portfolios (each an "Old Fund" and collectively, the "Old Funds"), and either The Wachovia Funds ("Wachovia Funds"), on behalf of one of two newly-created Wachovia Funds' portfolios, or The Wachovia Municipal Funds ("Wachovia Municipal Funds," and with the Wachovia Funds, the "Wachovia Fund Group"), on behalf of one newly-created Wachovia Municipal Funds' portfolio (the three newly-created Wachovia Fund Group portfolios are the "New Funds"). Approval of a Reorganization Agreement on behalf of an Old Fund will authorize the reorganization of the Old Fund into the corresponding New Fund, and certain related actions described therein (individually a "Reorganization," and collectively, the "Reorganizations"), all as described in this Proxy Statement. A copy of one Reorganization Agreement is attached as Appendix I to this Proxy Statement. The two other Reorganization Agreements are identical to Appendix I, except for the names of the respective Old Fund, the respective New Fund, and the respective investment company.

    Assuming that Shareholders of each Old Fund vote to approve the respective Reorganization Agreement, the Shareholders will also be asked to approve a new investment advisory agreement with the current adviser to MarketWatch, Wachovia Bank, N.A. ("Wachovia Bank"), for the corresponding New Fund. One proposed investment advisory agreement provides for an identical advisory fee as is payable under the present advisory agreement (in the case of the MarketWatch Virginia Municipal Bond Fund), and the two other investment advisory agreements provide for fees that are lower than the fees payable under the present investment advisory agreement.

    The following table identifies the proposals to be voted on at the Meeting and the Shareholders who are being solicited with respect to each proposal:

                     PROPOSAL                          SHAREHOLDERS SOLICITED
--------------------------------------------------  ----------------------------
1. Approval of a Reorganization Agreement between   MarketWatch Intermediate
MarketWatch, on behalf of the MarketWatch             Fixed Income Fund
Intermediate Fixed Income Fund (the Old Income
Fund), and the Wachovia Funds, on behalf of the Wachovia Intermediate Fixed Income Fund (the New
Income Fund).

2. Approval of an investment advisory agreement
with Wachovia Bank for the New Income Fund.
--------------------------------------------------------------------------------
1. Approval of a Reorganization Agreement between   MarketWatch Equity Fund
MarketWatch, on behalf of the MarketWatch Equity
Fund (the Old Equity Fund), and the Wachovia
Funds, on behalf of the Wachovia Growth & Income
Fund (the New Equity Fund).

2. Approval of an investment advisory agreement
with Wachovia Bank for the New Equity Fund.
--------------------------------------------------------------------------------
1. Approval of a Reorganization Agreement between   MarketWatch Virginia
MarketWatch, on behalf of the MarketWatch Virginia    Municipal Bond Fund
Municipal Bond Fund (the Old Virginia Fund), and the Wachovia Municipal Funds, on behalf of the Wachovia Virginia Municipal Bond Fund (the New
Virginia Fund).

2. Approval of an investment advisory agreement
with Wachovia Bank for the New Virginia Fund.
--------------------------------------------------------------------------------
Such other business as may properly come before     MarketWatch, or each
this Meeting or any adjournment thereof               affected portfolio, voting
                                                      separately, as appropriate
--------------------------------------------------------------------------------

    MarketWatch, the Wachovia Funds, and the Wachovia Municipal Funds are open-end, series, management investment companies. Following the merger of Central Fidelity Banks, Inc. ("CFB"), the parent of MarketWatch's former investment adviser, Central Fidelity National Bank ("Central Fidelity"), into Wachovia Corporation, the parent of Wachovia Bank, N.A. ("Wachovia Bank"), in December, 1997 (the "Bank Holding Company Merger"), Wachovia Bank became the investment adviser to MarketWatch. Wachovia Bank continues to serve as the investment adviser to the Wachovia Funds and the Wachovia Municipal Funds. When the shareholders of each portfolio of MarketWatch approved an investment advisory agreement with Wachovia Bank on December 5, 1997, it was noted that Wachovia Bank might, in the future, recommend the reorganization of MarketWatch into the Wachovia Fund Group.

    In reviewing the proposed Reorganizations, the Board of Trustees of MarketWatch considered the consummation of the Bank Holding Company Merger; the recommendation of Wachovia Bank that MarketWatch and the Wachovia Fund Group be consolidated in an effort to promote more efficient operations, eliminate duplicative costs and enhance the distribution of shares by eliminating market overlap; the fact that each Reorganization would constitute a tax-free reorganization; and the fact that the interests of shareholders of MarketWatch would not be diluted as a result of the Reorganizations. The proposal to reorganize each MarketWatch portfolio into a newly-created Wachovia Fund Group portfolio with nearly identical investment objectives, policies and restrictions will assure that the original investment goals of the Shareholders who invested in the MarketWatch portfolios will continue to guide the investment of their assets.

    The Reorganizations consist of several discrete and separate transactions that will culminate in MarketWatch being reorganized into the Wachovia Fund Group. In the Reorganizations, it is proposed that each of the three Old Funds, existing portfolios of MarketWatch, be reorganized into the New Funds, each newly-created, comparable investment portfolios in the Wachovia Fund Group. Shareholders of MarketWatch's fourth portfolio, the MarketWatch Money Market Fund (the "Money Market Fund"), will be given the opportunity to move their investments to a money market portfolio of the Wachovia Fund Group.

    Each Reorganization Agreement provides that the affected Old Fund will transfer substantially all its assets to the corresponding New Fund. In exchange for such transfer, each New Fund will issue its Class A Shares and assume the Old Fund's liabilities. Assuming requisite Shareholder approval, the transactions contemplated by the Reorganization Agreements are expected to occur on or about March 27, 1998.

    Each Old Fund has one class of shares outstanding. Each New Fund will have two classes of shares outstanding (Class A Shares and Class Y Shares). Holders of shares of the Old Funds will receive Class A Shares (which are similar to the shares presently held in the Old Funds), so that a holder of shares in each of the Old Funds will receive the same number of Class A Shares of the respective New Fund, with the same aggregate value as the Shareholder had in an Old Fund's shares immediately before the Reorganization.

    Following the Reorganizations, and the transactions relating to the Money Market Fund, MarketWatch will be deregistered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and MarketWatch's existence will be terminated under state law (the "Liquidation").

    At March , 1998, Central Fidelity owned of record with the power to vote the following percentages of the outstanding shares of the Old Funds on behalf of customers maintaining fiduciary, employee benefit, retirement plan or other qualified accounts at Central Fidelity:

                               PORTFOLIO                                   PERCENTAGE OF SHARES
------------------------------------------------------------------------  -----------------------
MarketWatch Intermediate Fixed Income Fund..............................                  %

MarketWatch Equity Fund.................................................                  %

MarketWatch Virginia Municipal Bond Fund................................                  %

The Wachovia Funds, the Wachovia Municipal Funds and MarketWatch have been advised by Central Fidelity that it intends to exchange the Class A Shares of each New Fund that it receives in these capacities for Class Y Shares of that New Fund with the same aggregate net asset value. Central Fidelity intends to effect these exchanges, which will not cause Shareholders to recognize taxable gains or losses, promptly after the Reorganizations because it believes that Class Y Shares are more appropriate than Class A Shares for these customers.

    At the meeting, the Shareholders of each Old Fund will be asked to approve an investment advisory agreement between Wachovia Bank and the Wachovia Funds (on behalf of the New Income Fund and the New Equity Fund) or between Wachovia Bank and the Wachovia Municipal Funds (on behalf of the New Virginia Fund), as applicable. The proposed investment advisory agreements will be presented for Shareholder approval only if the corresponding Reorganization Agreement is first approved.

    This Proxy Statement sets forth the information that a Shareholder of MarketWatch should know before voting on a Reorganization and an investment advisory agreement, and should be retained for future reference. Copies of the prospectus relating to the Class A Shares of the New Funds, and the Statement of Additional Information for the New Funds, each dated March 7, 1998, are enclosed with this Proxy Statement, are on file with the Securities and Exchange Commission (the "SEC"), and are available without charge upon oral or written request by writing or calling MarketWatch at the address or telephone number indicated above.

    This Proxy Statement is expected to first be sent to Shareholders on or
about March   , 1998.

                                    SUMMARY

    THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION RELATING TO THE PROPOSED REORGANIZATIONS, THE PARTIES THERETO AND THE RELATED TRANSACTIONS, AND IS QUALIFIED BY REFERENCE TO THE MORE COMPLETE INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT, AND THE REORGANIZATION AGREEMENT ATTACHED TO THIS PROXY STATEMENT AS APPENDIX I. MARKETWATCH'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997 HAS PRECEDED THIS PROXY STATEMENT.

    PROPOSED REORGANIZATIONS. Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Boards of Trustees of MarketWatch, the Wachovia Funds and the Wachovia Municipal Funds, respectively, including the members of each Board of Trustees who are not "interested persons" within the meaning of the 1940 Act, have determined that the proposed Reorganizations are in the best interests of the Old Funds and the New Funds, respectively, and that the interests of existing shareholders of the Old Funds and the portfolios of the Wachovia Fund Group, respectively, will not be impaired or diluted as a result of the Reorganizations.

    The Cover Page and pages   -  hereof summarize the proposed Reorganizations.

             MARKETWATCH'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OLD FUND VOTE "FOR" APPROVAL
                        OF THE REORGANIZATION AGREEMENTS

    REASONS FOR THE REORGANIZATIONS. The Reorganizations are a consequence of the Bank Holding Company Merger of CFB and Wachovia Corporation. The
consummation of the Bank Holding Company Merger, which occurred on December   ,
1997, may be considered to have resulted in a change in control of Central Fidelity, and hence, the assignment and automatic termination of the existing investment advisory agreement between MarketWatch and Central Fidelity, a wholly-owned subsidiary of CFB. In anticipation of the Bank Holding Company Merger and to provide continuity in investment advisory services to MarketWatch, shareholders of the MarketWatch Funds approved a new investment advisory agreement with Wachovia Bank at a special meeting of shareholders of MarketWatch held on December 5, 1997.

    As a result of the Bank Holding Company Merger, Wachovia Bank recommended to the Boards of Trustees of MarketWatch, the Wachovia Funds and the Wachovia Municipal Funds that MarketWatch be reorganized into the Wachovia Fund Group, in an effort to promote more efficient operations, eliminate duplicative costs and enhance the distribution of shares by eliminating market overlap. In light of this recommendation, after consideration of the reasons therefor and the proposed operations of the combined portfolios following the Reorganizations, and in consideration of the fact that the Reorganizations will be tax-free and will not dilute the interests of MarketWatch's shareholders, the Board of Trustees of MarketWatch has authorized and approved the Reorganization Agreements and has recommended approval of the Reorganizations by Shareholders.

    FEDERAL INCOME TAX CONSEQUENCES. Shareholders of each Old Fund will recognize no gain or loss for federal income tax purposes on their receipt of Class A Shares of the respective New Fund. See "Federal Income Tax Consequences."

    OVERVIEW OF MARKETWATCH AND THE WACHOVIA FUND GROUP. The investment objective of each Old Fund is identical to the investment objective of the corresponding New Fund. The investment policies and limitations of each Old Fund are substantially similar, but not identical, to the investment policies and limitations of the corresponding New Fund. Appendix II to this Proxy Statement contains a detailed discussion of the investment objectives, policies and limitations, and the risk factors, of the Old Funds and the New Funds.

    VOTING INFORMATION. This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of MarketWatch in connection with a Special Meeting of Shareholders of the MarketWatch Intermediate Fixed Income Fund, the MarketWatch Equity Fund and the MarketWatch Virginia Municipal Bond Fund, to be held at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, on Friday, March
27, 1998 at      .m. (Eastern time). Only Shareholders of record of the Old
Funds at the close of business on March   , 1998 will be entitled to notice of
and to vote at the Meeting. Each share or fraction thereof is entitled to one vote or fraction thereof and all shares will vote separately. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the persons named as proxies will vote in favor of each proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to MarketWatch a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. For additional information, including a description of the Shareholder vote required for approval of the Reorganization Agreements, the proposed investment advisory agreements and related transactions contemplated thereby, see "Information Relating to Voting Matters."

                      PROPOSAL 1: APPROVAL OR DISAPPROVAL
                        OF THE PROPOSED REORGANIZATIONS

BACKGROUND

    Wachovia Corporation and CFB, both bank holding companies, entered into an Agreement and Plan of Merger dated as of June 23, 1997, providing for the merger of CFB with and into Wachovia Corporation. The board of directors of each bank holding company approved the Bank Holding Company Merger, as did the shareholders of CFB, and the Bank Holding Company Merger became effective on
December   , 1997.

    The consummation of the Bank Holding Company Merger, whereby CFB, the parent of Central Fidelity, the former investment adviser to MarketWatch, was merged into Wachovia Corporation, the parent of Wachovia Bank, may be considered to have resulted in a change of control of Central Fidelity, and an assignment, thereby automatically terminating the investment advisory agreement for MarketWatch. In order to provide continuity in investment advisory services to the MarketWatch Funds, MarketWatch had held a special meeting of shareholders on December 5, 1997, at which shareholders approved an investment advisory agreement (the "Current Advisory Contract") with Wachovia Bank effective upon the consummation of the Bank Holding Company Merger. The Current Advisory Contract was substantially in the form of the then-existing investment advisory agreement with Central Fidelity. The proxy statement for that shareholder meeting noted that, following the consummation of the Bank Holding Company Merger, Wachovia Bank was expected to recommend that MarketWatch be reorganized into the Wachovia Fund Group, in order to eliminate certain duplicative operations and to achieve more efficient management of MarketWatch and the portfolios of the Wachovia Fund Group.

    To accomplish the Reorganizations, MarketWatch has entered into the Reorganization Agreements with the Wachovia Funds and the Wachovia Municipal Funds, whereby the Old Income Fund, the Old Equity Fund and the Old Virginia Fund are to be reorganized into the New Income Fund, the New Equity Fund and the New Virginia Fund, respectively. Significant components of the Reorganizations and provisions of the Reorganization Agreements are summarized below; however, this summary of the Reorganization Agreements is qualified in its entirety by reference to the full text of the Reorganization Agreement between the Old Income Fund and the New Income Fund, a copy of which is attached as Appendix I to this Proxy Statement. The Reorganization Agreements for the reorganization of the Old Equity Fund into the New Equity Fund and the reorganization of the Old Virginia Fund into the New Virginia Fund, respectively, are identical, in all material respects, to the Reorganization Agreement attached as Appendix I, except for the identities of the Old Funds, the New Funds, and the investment company.

DESCRIPTION OF THE REORGANIZATION AGREEMENTS

    The Reorganization Agreements provide, first, that substantially all of the assets of each Old Fund will be transferred to the corresponding New Fund, which will assume all of the Old Fund's liabilities. The holders of shares of an Old Fund will receive an equal number of Class A Shares of the corresponding New Fund with the same aggregate net asset value as the shares of the Old Fund prior to the respective reorganization transaction. The Old Funds' Shareholders will not pay a sales charge, commission or other transaction cost in connection with their receipt of these Class A Shares of the New Funds.

    The Reorganization Agreements provide that MarketWatch will declare a dividend and/or other distribution prior to the Reorganizations which, together with all previous distributions, will have the effect of distributing to the shareholders of each Old Fund all its investment company taxable income and net capital gain realized by that Old Fund up to and including the effective time of the respective Reorganization.

    Following the transfers of assets and assumptions of liabilities of each Old Fund to and by the corresponding New Fund, and the issuance of Class A Shares by the New Fund to the corresponding Old Fund, each Old Fund will distribute the Class A Shares of the New Fund PRO RATA to the holders of shares of the Old Fund as described above in liquidation of the Old Fund. In addition to the Class A Shares, each holder of shares of each Old Fund will have a right to receive any declared and unpaid dividends or other distributions. Following the Reorganizations, shareholders of each Old Fund will be shareholders of the corresponding New Fund. Upon the completion of the Reorganizations, MarketWatch will be deregistered as an investment company under the 1940 Act and its existence terminated under state law.

    At March , 1998, Central Fidelity owned of record with the power to vote the following percentages of the outstanding shares of the Old Funds on behalf of customers maintaining fiduciary, employee benefit, retirement plan or other qualified accounts at Central Fidelity:

                               PORTFOLIO                                   PERCENTAGE OF SHARES
------------------------------------------------------------------------  -----------------------
MarketWatch Intermediate Fixed Income Fund..............................                  %

MarketWatch Equity Fund.................................................                  %

MarketWatch Virginia Municipal Bond Fund................................                  %

The Wachovia Funds, the Wachovia Municipal Funds and MarketWatch have been advised by Central Fidelity that it intends to exchange the Class A Shares of each New Fund that it receives in these capacities for Class Y Shares of that New Fund with the same aggregate net asset value. Central Fidelity intends to effect these exchanges, which will not cause shareholders to realize taxable gains or losses, promptly after the Reorganizations because Central Fidelity believes that Class Y Shares are more appropriate than Class A Shares for these customers.

    The stock transfer books of MarketWatch will be permanently closed after the Reorganizations. The Wachovia Fund Group will not issue share certificates with respect to shares of the New Funds issued in connection with the Reorganizations.

    The Reorganizations are subject to a number of conditions, including approval of the Reorganization Agreements and the transactions contemplated thereby as described in this Proxy Statement by the Shareholders of each of three Old Funds; the receipt of certain legal opinions described in the Reorganization Agreements; the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreements and other matters; and the parties' performance in all material respects of their agreements and undertakings in the Reorganization Agreements. Assuming satisfaction of the conditions in the Reorganization Agreements, the Reorganizations are expected to occur on or after March 27, 1998.

    Wachovia Bank will be responsible for the payment of all expenses incurred in connection with the Reorganizations.

    Each Reorganization may be terminated at any time prior to its consummation by the Wachovia Funds or the Wachovia Municipal Funds, as the case may be, or MarketWatch if the conditions specified in the Reorganization Agreement are not satisfied or by the mutual consent of the Wachovia Funds, the Wachovia Municipal Funds and MarketWatch. Each Reorganization Agreement provides further that at any time prior to or (to the fullest extent permitted by law) after approval of the Reorganization Agreement by the Shareholders of the Old Fund (i) the parties thereto may, by written agreement approved by each party's respective Board of Trustees or duly authorized officers and with or without the approval of their shareholders, amend any of the provisions of the Reorganization Agreement; and
(ii) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations with or without the approval of such party's shareholders.

    In addition to the transactions contemplated by the Reorganization Agreements, which relate to the Old Funds, it is anticipated that shareholders of the fourth MarketWatch portfolio, the Money Market Fund, will be given the opportunity to invest in a money market portfolio in the Wachovia Fund Group. After these steps, the Money Market Fund will be liquidated. These actions are expected to occur in advance of the Reorganizations.

    Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith under certain conditions. One condition is that for three years thereafter, at least 75% of the board of directors of the surviving investment company are not "interested persons" of the company's investment adviser or of the investment adviser of the terminating investment company. Another condition is that no "unfair burden" is imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" as defined in the 1940 Act includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than fees for bona fide principal underwriting services). Wachovia Bank intends to comply with the conditions set forth in Section 15(f).

BOARD OF TRUSTEES' CONSIDERATIONS AND RECOMMENDATIONS

    In its consideration and approval of the Reorganizations at its meetings on October 15, 1997 and January 21, 1998, the Board of Trustees of MarketWatch considered the effect of the Bank Holding Company Merger of CFB and Wachovia Corporation on MarketWatch; the recommendations of Central Fidelity and Wachovia Bank with respect to the proposed reorganization of MarketWatch and the Wachovia Fund Group; the structure and organization of Wachovia Bank; the nature, quality and extent of the services to be provided by Wachovia Bank and the qualifications and experience of the Wachovia Bank personnel intended to provide such services; the similarities and compatibilities of the investment objective, policies and limitations of each Old Fund and the corresponding New Fund; the improvement of operational efficiencies and achievement of economies of scale through the reorganization of the Old Funds and the result that two, rather than three, investment companies would be operating following the Reorganizations and related transactions; the advisory and other fees of the New Funds; the projected expense ratios of the New Funds as compared to those of the Old Funds; the tax-free nature of the Reorganizations; and the fact that the interests of Shareholders of the Old Funds would not be diluted as a result of the Reorganizations.

    After consideration of all of the foregoing factors, together with certain other factors and information considered to be relevant, the Board of Trustees of MarketWatch unanimously approved the Reorganization Agreements and directed that they be submitted to Shareholders for approval.

          MARKETWATCH'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
               SHAREHOLDERS OF EACH OLD FUND VOTE "FOR" APPROVAL
                        OF THE REORGANIZATION AGREEMENTS

    The Board of Trustees of MarketWatch has not determined what action it will take in the event (i) the Shareholders of one or more Old Funds fail to approve the respective Reorganization Agreement; or (ii) for any reason the Reorganizations or the Liquidation are not consummated. In any such event, the Board of Trustees of MarketWatch may choose to consider alternative dispositions of the MarketWatch Funds' assets, including the sale of assets to, or merger with, another investment company, or the possible liquidation of any of the MarketWatch Funds.

    At meetings held on March 4, 1998, the Boards of Trustees of the Wachovia Funds and the Wachovia Municipal Funds considered the proposed Reorganizations. Based upon their evaluation of the relevant information provided to them, and in light of their fiduciary duties under federal and state law, the Boards of Trustees of the Wachovia Funds and the Wachovia Municipal Funds unanimously determined that the proposed Reorganizations were in the best interests of the New Funds.

FEDERAL INCOME TAX CONSEQUENCES.

    Consummation of the Reorganization between each Old Fund and its corresponding New Fund is subject to the condition that MarketWatch and the Wachovia Funds or the Wachovia Municipal Funds, whichever is involved, receive an opinion from Kirkpatrick & Lockhart LLP, based on certain factual assumptions and in reliance on certain factual representations by the management of MarketWatch and the Wachovia Fund Group and conditioned on consummation of the Reorganization in accordance with the applicable Reorganization Agreement, to the effect that for federal income tax purposes: (i) the transfer of all of the assets of the Old Fund to the New Fund in exchange solely for Class A Shares of the New Fund and the New Fund's assumption of all the Old Fund's liabilities, followed by the liquidation distribution of those Class A Shares to the Old Fund's Shareholders, will constitute a reorganization within the meaning of
Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), and each of the Old Fund and the New Fund will be considered "a party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized to the Old Fund as a result of the Reorganization; (iii) no gain or loss will be recognized to the New Fund as a result of the Reorganization; (iv) no gain or loss will be recognized to the Shareholders of the Old Fund on the distribution to them of those Class A Shares constructively in exchange for their shares of the Old Fund; (v) the aggregate basis of those Class A Shares received by a Shareholder of the Old Fund will be the same as the aggregate basis of the Shareholder's shares in the Old Fund immediately prior to the Reorganization; (vi) the New Fund's basis for the assets of the Old Fund received pursuant to the Reorganization will be the same as the Old Fund's basis therefor immediately before the Reorganization; (vii) a Shareholder's holding period for Class A Shares of the New Fund will include the period for which the Shareholder held the Old Fund shares constructively exchanged therefor, provided that the Shareholder held those Old Fund shares as capital assets; (viii) the New Fund's holding period for the Old Fund's assets received in the Reorganization will include the period for which those assets were held by the Old Fund; and (ix) the New Fund will succeed to the Old Fund's tax attributes described in Section 381(c) of the Code. That opinion may state that no opinion is expressed as to the effect of the Reorganization on the constituent Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

    The Wachovia Funds, the Wachovia Municipal Funds and MarketWatch have not sought a tax ruling from the Internal Revenue Service ("IRS"), but are acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

COMPARISON OF INVESTMENT POLICIES AND RISK FACTORS

    The investment objective of each Old Fund is identical to the investment objective of the corresponding New Fund. The investment policies and limitations of each Old Fund are extremely similar, but not identical, to the investment policies and limitations of the corresponding New Fund. Appendix II to this Proxy Statement contains a discussion that summarizes significant similarities and differences in the investment objectives, policies and limitations, and the risk factors, pertinent to each Old Fund and the corresponding New Fund.

PURCHASE AND REDEMPTION INFORMATION, EXCHANGE PRIVILEGES, DISTRIBUTION AND
  PRICING

    The purchase, redemption, exchange privileges and distribution policies of the Old Funds and the New Funds are extremely similar, and are discussed in Appendix III to this Proxy Statement.

APPROVAL OF PROPOSED INVESTMENT ADVISORY AGREEMENT FOR THE NEW FUNDS

    By approving the Reorganizations described in this Proxy Statement, Shareholders of the Old Funds will be authorizing the Board of Trustees of MarketWatch, acting on behalf of the Shareholders, to vote each New Fund's Class A Shares issued in connection with the Reorganizations before such shares are distributed to the Shareholders. The New Funds' Class A Shares will be voted in favor of the approval of an investment advisory agreement between Wachovia Bank and the Wachovia Funds, on behalf of the New Income Fund and the New Equity Fund, and Wachovia Bank and the Wachovia Municipal Funds, on behalf of the New Virginia Fund, referred to in this Proxy Statement as the "Proposed Advisory Agreement," PROVIDED HOWEVER, that if the Shareholders of an Old Fund approve a new investment advisory agreement as recommended in proposal number two, then the Board of Trustees of MarketWatch will only vote for, and authorize the execution of, an agreement in the form of the new agreement authorized under proposal number two. Proposal number two of the Proxy Statement will be presented to the Shareholders of an Old Fund only if the respective Reorganization has been approved by the Shareholders of that Old Fund.

    The Board of Trustees of MarketWatch supports the continuation of Wachovia Bank as the investment adviser to the New Funds (under either form of investment advisory agreement) based upon the same factors that have supported the approval of the Current Advisory Contract with Wachovia Bank, including the investment performance of Wachovia Bank in the past, the knowledge and experience of personnel at Wachovia Bank with respect to managing the types of portfolio securities in which the Old Funds and the New Funds invest, and the reasonableness of Wachovia Bank's fees.

    The terms and conditions of the Proposed Advisory Agreement are similar to the Current Advisory Contract between MarketWatch and Wachovia Bank. The Proposed Advisory Agreement includes certain changes reflecting matters such as the name of the parties, the date and period of the Agreement and other non-material changes. The Proposed Advisory Agreement provides for Wachovia Bank's compensation to remain the same for each New Fund as for the respective Old Fund.

CURRENT ADVISORY CONTRACT

    The Current Advisory Contract between MarketWatch and Wachovia Bank is dated
December   , 1997. The Board of Trustees of MarketWatch unanimously approved the
Current Advisory Contract at its meeting held on October 15, 1997, and the Current Advisory Contract was approved by the shareholders of each respective Old Fund at a special meeting of shareholders held on December 5, 1997. That meeting was specifically called to approve the Current Advisory Contract.

    The Current Advisory Contract provides that Wachovia Bank shall render investment management services to the Old Funds, subject to the supervision of the Board of Trustees of MarketWatch. Under the Current Advisory Contract, Wachovia Bank is entitled to receive advisory fees from the Old Funds, computed daily and paid monthly, at the annual rates of 1.00% of the average daily net assets of the Old Equity Fund, and 0.74 of 1% of the average daily net assets of each of the Old Income Fund and the Old Virginia Fund, respectively.

    The table below sets forth (i) the net assets for each Old Fund as of MarketWatch's fiscal year ended November 30, 1997; and (ii) the rates of advisory fees, computed daily and payable monthly, to which Wachovia Bank is (and to which Central Fidelity, the previous investment adviser to MarketWatch, had been) entitled for the services provided and expenses assumed pursuant to the Current Advisory Contract. The table also reflects the actual advisory fees (net of waivers) paid by each Old Fund for the fiscal year ended November 30, 1997.

ADVISORY FEES

                                                                                            ADVISORY FEES
                                                                       ANNUAL ADVISORY          (NET
                                                                        FEE (BASED ON     OF WAIVERS) PAID
                                                     NET ASSETS AS       AVERAGE NET       FOR FISCAL YEAR
                                                      OF 11/30/97          ASSETS)         ENDED 11/30/97
                                                     --------------  -------------------  -----------------
Old Income Fund....................................  $   96,625,625            0.74%        $     461,898
Old Equity Fund....................................  $  338,723,629            1.00%        $   2,107,870
Old Virginia Fund..................................  $  111,159,973            0.74%        $     439,883

    For the fiscal year ended November 30, 1997, the Old Equity Fund paid $123,991 in total dollar amount of brokerage commissions. In addition, Central Fidelity, as the investment adviser to the Old Funds at November 30, 1997, on behalf of the Old Equity Fund, directed brokerage transactions to Interstate Securities and Autranet in return for the provision of investment information. For the fiscal year ended November 30, 1997, the amounts of such transactions and related commissions on behalf of the Old Equity Fund were $16,956 and $55,693, respectively. Neither of the other Old Funds paid any brokerage commissions or entered into any brokerage transactions during the fiscal year ended November 30, 1997. The Old Funds, however, engage in transactions with dealers acting as principal and the costs of such transactions involve dealer spreads rather than brokerage commissions.

DESCRIPTION OF THE PROPOSED ADVISORY AGREEMENT

    Under the Proposed Advisory Agreement, Wachovia Bank would agree, subject to the supervision of the Wachovia Fund Group's Boards of Trustees, to provide a continuous investment program for the New Funds in accordance with each New Fund's respective investment objective and policies and restrictions as stated in its then current prospectuses and resolutions of the Boards of Trustees. Wachovia Bank would determine from time to time what securities and other investments will be purchased, retained or sold by the Wachovia Funds or the Wachovia Municipal Funds, as applicable, with respect to each New Fund. Wachovia Bank would agree not to make loans to any person to purchase or carry shares of the Wachovia Fund Group.

    The terms and conditions of the Proposed Advisory Agreement are substantially the same as those of the Current Advisory Contract. The advisory fees payable to Wachovia Bank under the Proposed Advisory Agreement for the New Funds are identical to the advisory fees payable to Wachovia Bank by the Old Funds under the Current Advisory Contract.

    The Proposed Advisory Agreement provides that it will continue in effect as
to each New Fund from the date of its execution until March   , 2000, unless
sooner terminated, and thereafter for successive one-year terms, provided that such continuance is specifically approved at least annually (i) by the vote of a majority of those members of the Wachovia Fund Group's Boards of Trustees who are not parties to the Proposed Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the Wachovia Fund Group's Boards of Trustees or by a vote of a majority of the outstanding voting securities of such New Fund. The Proposed Advisory Agreement may be terminated with respect to a New Fund at any time, without the payment of any penalty, by any party thereto on 60 days' written notice, and automatically terminates upon its "assignment" (as defined in the 1940 Act).

    Under the Proposed Advisory Agreement and the Current Advisory Contract, Wachovia Bank pays all expenses incurred by it in connection with its activities under the agreements, other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

    Both the Current Advisory Contract and the Proposed Advisory Agreement require that Wachovia Bank maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the New Funds, Wachovia Bank's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Wachovia Funds' or the Wachovia Municipal Funds' account are customers of Wachovia Bank or of its parent or its subsidiaries or affiliates. Furthermore, in dealing with such customers, Wachovia Bank and its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of those customers are held by the Wachovia Fund Group.

    Similar to the Current Advisory Contract, the Proposed Advisory Agreement provides that in executing portfolio transactions and selecting brokers or dealers, Wachovia Bank will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. The Proposed Advisory Agreement provides that, consistent with this obligation and to the extent permitted by the 1940 Act, when the execution and price offered by two or more brokers or dealers are comparable, Wachovia Bank may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide Wachovia Bank with research advice and other services.

    Under both the Current Advisory Contract and the Proposed Advisory Agreement, portfolio securities will not be purchased from or sold in principal transactions to Wachovia Bank or any affiliated person of the Wachovia Fund Group or of Wachovia Bank, except to the extent permitted by law.

    Both the Proposed Advisory Agreement and the Current Advisory Contract provide that Wachovia Bank shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Old Funds and the New Funds, respectively, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence by Wachovia Bank in the performance of its duties or from reckless disregard by it of its obligations and duties under the respective Agreement.

INFORMATION ABOUT WACHOVIA BANK

    Wachovia Bank is a wholly-owned subsidiary of Wachovia Corporation. Both companies have their principal place of business at 100 North Main Street,
Winston-Salem, North Carolina 27101. As of            , 1998, no person owned
beneficially or of record 10% or more of any class of issued and outstanding voting securities of Wachovia Corporation.

    The name and principal occupation of the principal executive officer and
each director of Wachovia Bank as of            , 1998 were as follows:

                                                                  OTHER                             TYPE
                                POSITION WITH                    BUSINESS                            OF
             NAME               WACHOVIA BANK                  CONNECTIONS                        BUSINESS
------------------------------  --------------  ------------------------------------------  ---------------------
L.M. Baker, Jr.                     Director    President and Chief Executive Officer,      Banking
                                                Wachovia Corporation

James S. Balloon                    Director    Chairman and Chief Executive Officer,       Diversified
                                                National Service Industries, Inc.           Manufacturing and
                                                                                            Services

Peter C. Browning                   Director    President and Chief Operating Officer,      Packaging
                                                Sonoco Products Company

John T. Casteen III                 Director    President, The University of Virginia       Education

John L. Clendenin                   Director    Chairman of the Board, BellSouth            Communications
                                                Corporation

Lawrence M. Gressette, Jr.          Director    Chairman of the Executive Committee, SCANA  Utilities
                                                Corporation

Dr. Thomas K. Hearn, Jr.            Director    President, Wake Forest University           Education

George W. Henderson, III            Director    President and Chief Executive Officer,      Textile Manufacturing
                                                Burlington Industries, Inc.

W. Hayne Hipp                       Director    President and Chief Executive Officer, The  Insurance and
                                                Liberty Corporation                         Broadcasting

Robert M. Holder, Jr.               Director    Chairman, RMH Group, LLC                    Construction and
                                                                                            Development

Robert A. Ingram                    Director    President and Chief Executive Officer,      Pharmaceuticals
                                                Glaxo Wellcome, Inc.

James W. Johnston                   Director    President and Chief Executive Officer,      Consulting and
                                                Stonemaker Enterprises, Inc.                Investments

John G. Medlin, Jr.                 Director    Chairman of the Board, Wachovia             Banking
                                                Corporation

Wyndham Robertson                   Director    Writer; Former Vice President for           Writing
                                                Communications, University of North
                                                Carolina

Herman J. Russell                   Director    Chairman, H.J. Russell & Company            Management Services

Sherwood H. Smith, Jr.              Director    Chairman of the Board, Carolina Power &     Utilities
                                                Light Company

John C. Whitaker, Jr.               Director    Chairman and Chief Executive Officer,       Information Services
                                                Inmar Enterprises, Inc.                     and Transaction
                                                                                            Processing

    All of the above persons may be reached c/o Wachovia Bank, N.A., 100 North Main Street, Winston-Salem, North Carolina 27101.

    Wachovia Bank serves as the investment adviser to the following portfolios of the Wachovia Fund Group with investment objectives similar to those of the Old Funds:

                                                                        MAXIMUM ANNUAL
                       FUND                            NET ASSETS        ADVISORY FEE
---------------------------------------------------  ---------------  -------------------
                                                         (AS OF            (BASED ON
                                                         , 1998)      AVERAGE NET ASSETS)
Wachovia Equity Fund*                                 $                         0.70%

Wachovia Quantitative Equity Fund*                    $                         0.70%

Wachovia Fixed Income Fund*                           $                         0.60%

Wachovia Georgia Municipal Bond Fund*                 $                         0.75%

Wachovia North Carolina Municipal Bond Fund*          $                         0.75%

Wachovia South Carolina Municipal Bond Fund*          $                         0.75%

------------------------

* Wachovia Bank may from time to time waive its advisory fees and change any waivers at any time.

AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting, selling or distributing securities, but in general do not prohibit such a holding company or affiliate banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Wachovia Bank is subject to such laws and regulations, but believes that it may perform the services contemplated by the Proposed Advisory Agreement discussed above without violating the Glass-Steagall Act or other applicable banking laws or regulations. Future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent Wachovia Bank from continuing to perform such services for the Wachovia Funds and the Wachovia Municipal Funds. If Wachovia Bank were prohibited from acting as investment adviser to the Wachovia Funds and the Wachovia Municipal Funds, it is expected that the Boards of Trustees of the Wachovia Fund Group would recommend that shareholders approve new investment advisory arrangements.

OTHER INFORMATION

    MarketWatch, the Wachovia Funds and the Wachovia Municipal Funds are each registered as open-end, series, management investment companies under the 1940 Act. Currently, MarketWatch offers interests in four investment portfolios, the Wachovia Funds offer interests in fourteen investment portfolios and the Wachovia Municipal Funds offer interests in four investment portfolios. MarketWatch has one class of shares outstanding. Certain portfolios of the Wachovia Fund Group have three classes of shares outstanding. Each of the New Funds, following their commencement of operations, will have two classes of shares outstanding.

    MarketWatch is organized as a Massachusetts business trust and is subject to the provisions of its Agreement and Declaration of Trust and By-Laws. The Wachovia Funds and the Wachovia Municipal Funds is each organized as a Massachusetts business trust and is subject to the provisions of its respective Declaration of Trust and By-Laws. Shares of MarketWatch, the Wachovia Funds and the Wachovia Municipal Funds: (i) are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held; (ii) will vote in the aggregate and not by class except as otherwise expressly required by law or when class voting is permitted by MarketWatch's Board of Trustees or by the Wachovia Fund Group's Boards of Trustees, respectively; and
(iii) are entitled to participate equally in the dividends and distributions that are declared with respect to a particular class and in the net distributable assets of such class on liquidation. Shares of each of the Old Funds have a par value of $0.001 per share, while the shares of the New Funds have no par value. In addition, shares of the Old Funds and the New Funds have no preemptive rights and only such conversion and exchange rights as the Board of Trustees of MarketWatch or the Boards of Trustees of the Wachovia Fund Group, respectively, may grant in their discretion. When issued for payment as described in their respective prospectuses, the shares of the Old Funds and the shares of the New Funds are validly issued, fully paid and non-assessable by such entities except as required under Massachusetts law. Neither MarketWatch nor the Wachovia Fund Group is required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders of the Wachovia Fund Group have the right to remove trustees. To the extent required by law, Wachovia Bank will assist in shareholder communications in such matters.

    The foregoing is only a summary. Shareholders may obtain copies of the Agreement and Declaration of Trust and By-Laws of MarketWatch, and the Declarations of Trust and By-laws of the Wachovia Funds and the Wachovia Municipal Funds, respectively, upon written request at the address shown on the cover page of this Proxy Statement.

                    PROPOSAL 2: APPROVAL OR DISAPPROVAL OF A
              NEW INVESTMENT ADVISORY AGREEMENT FOR EACH NEW FUND

    The Reorganization of each Old Fund to be considered as proposal one at the Meeting contemplates that the approval of each Reorganization will authorize the Board of Trustees of MarketWatch to approve, on behalf of the Shareholders of each Old Fund, a Proposed Advisory Agreement for the respective New Fund. The form of the Proposed Advisory Agreement is substantially the same as the Current Advisory Contract between MarketWatch and Wachovia Bank. The form and structure of each agreement is substantially identical to the form of the respective investment advisory agreement between MarketWatch and Central Fidelity that was in effect prior to the Bank Holding Company Merger.

    The form of the Current Advisory Contract and the Proposed Advisory Agreement (together, the "Old Agreements"), except as set forth below, is similar as to matters of substance to the form of the advisory agreements between the Wachovia Funds and Wachovia Bank, and the agreements between the Wachovia Municipal Funds and Wachovia Bank (together, the "Wachovia Group Agreements," which are attached to this Proxy Statement as Appendices IV-1 and IV-2). However, the actual form and structure of the Old Agreements is different from the form and structure of the Wachovia Group Agreements. A notable difference in the structure of the Wachovia Group Agreements is that each agreement is drafted in the form of a single master document, and each portfolio which adopts the agreement executes an exhibit for that portfolio which identifies the fee to be paid by the portfolio and the effective date for that portfolio.

    In connection with the recommendation that the MarketWatch Funds be reorganized into the Wachovia Fund Group, Wachovia Bank considered two other factors which it deemed to be beneficial to the Shareholders. First, Wachovia Bank concluded that the operation of the Wachovia Fund Group would be more efficient if the form of the investment advisory agreement used by each of the New Funds was in the form of the agreements presently used by the other portfolios of the Wachovia Funds or the Wachovia Municipal Funds, as applicable, and recommended that the Shareholders be asked to approve the use of the respective Wachovia Group Agreement for each New Fund. Second, Wachovia Bank determined that it was prepared to serve as the investment adviser to the New Income Fund and to the New Equity Fund for a fee lower than the fee payable under both the Current Advisory Contract and the Proposed Advisory Agreement. To avoid the expense of an additional meeting of shareholders to consider these matters, Wachovia Bank recommended that the Board of Trustees of MarketWatch present to the Shareholders this proposal to approve for each New Fund the use of the appropriate Wachovia Group Agreement, and that the proposed Wachovia Group Agreement exhibit for the New Income Fund and the New Equity Fund should each reflect the reduced investment advisory fee proposed by Wachovia Bank for the respective

New Fund. This proposal will be presented to the Shareholders of each Old Fund if the Shareholders of that Old Fund approve the Reorganization discussed in proposal one of this Proxy Statement.

DESCRIPTION OF THE WACHOVIA GROUP AGREEMENTS

    Under the Wachovia Group Agreements, Wachovia Bank agrees, subject to the supervision of the Wachovia Fund Group's Boards of Trustees, to provide a continuous investment program for the New Funds in accordance with each New Fund's respective investment objective and policies and restrictions as stated in its then current prospectuses and the resolutions of the Boards of Trustees. Wachovia Bank would determine from time to time what securities and other investments will be purchased, retained or sold by the Wachovia Funds or the Wachovia Municipal Funds, as applicable, with respect to each New Fund. Under the Wachovia Funds' Agreement, Wachovia Bank agrees to select brokers and dealers to effect the purchase or sale of investments for the Wachovia Fund, while under the Wachovia Municipal Funds' agreement, Wachovia Bank agrees to operate generally in accordance with the objectives, policies and restrictions adopted by the Wachovia Municipal Funds, including those set forth in any Wachovia Municipal Funds' prospectus. Each Wachovia Group Agreement contains customary provisions concerning its non-assignability, termination on sixty days notice without penalty, limitations upon liability in the absence of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties under the agreement, as well as customary provisions regarding its continuance from year-to-year after its initial term.

    Although structured in a different form, the terms and conditions of the Wachovia Group Agreements are comparable to those of the respective Current Advisory Contract. The services provided to the New Funds under the Wachovia Group Agreements are substantially the same as those under the Current Advisory Contract. The principal differences, other than the structure of the agreements, are that: (i) the adviser to the portfolios in the Wachovia Fund Group is responsible for expenses incurred to provide office space, equipment and personnel required to provide investment advisory services to the Wachovia Funds, while each portfolio will pay, or cause to be paid, all of its own expenses, and an allocable share of the expenses of the respective trust, including, without limitation, the expenses set forth in the Wachovia Funds' agreement; (ii) the Wachovia Funds' Agreements provide for expense limitations in accordance with state securities laws, and such laws are not applicable to the portfolios under current law; (iii) each Wachovia Group Agreement will have an initial term as to a New Fund which will run from the date of the execution of the exhibit adopting the agreement for the respective New Fund until the next annual renewal date of the applicable Wachovia Funds Agreement; and (iv) the Wachovia Funds' Agreement is to be construed in accordance with the laws of the State of North Carolina, while the Wachovia Municipal Funds' Agreement is to be construed in accordance with the laws of the Commonwealth of Pennsylvania.

    The advisory fee payable to Wachovia Bank under the Wachovia Group Agreement for the New Virginia Fund is identical to the advisory fee payable to Wachovia Bank by the Old Virginia Fund under the Old Advisory Agreements. However, the Wachovia Group Agreement contemplates a reduction in the rate of advisory fees payable to Wachovia Bank for its services in managing the New Income Fund and the New Equity Fund, as compared to the fees payable to Wachovia Bank under the Current Advisory Contract for managing the Old Income Fund and the Old Equity Fund. The Wachovia Group Agreement provides for an advisory fee of 0.60 of 1% of the New Income Fund's average daily net assets (vs. 0.74 of 1% of the Old Income Fund's average daily net assets) and an advisory fee of 0.70 of 1% of the New Equity Fund's average daily net assets (vs. 1.00% of the Old Equity Fund's average daily net assets).

    The Wachovia Group Agreement for each New Fund will continue in effect as to each New Fund from the date of its execution until the next annual renewal date of the agreement, unless sooner terminated, and thereafter for successive one-year terms, provided that such continuance is specifically approved at least annually (i) by the vote of a majority of those members of the Wachovia Fund Group's Boards of Trustees who are not parties to the Wachovia Group Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the Wachovia Fund Group's Boards of Trustees or by a vote of a majority of the outstanding voting securities of such New Fund. The Wachovia Group Agreement may be terminated with respect to a New Fund at any time, without the payment of any penalty, by any party thereto on 60 days' written notice, and automatically terminates upon its "assignment" (as defined in the 1940 Act).

    Both the Current Advisory Contract, and the approval of the Wachovia Group Agreements by the MarketWatch Board of Trustees, contemplates that Wachovia Bank will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the New Funds, Wachovia Bank's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Wachovia Funds' or the Wachovia Municipal Funds' account are customers of Wachovia Bank or of its parent or its subsidiaries or affiliates. Furthermore, in dealing with such customers, Wachovia Bank and its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of those customers are held by the Wachovia Fund Group.

    Similar to the Current Advisory Contract, the Wachovia Funds' Agreement provides that in executing portfolio transactions and selecting brokers or dealers, Wachovia Bank will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. The Wachovia Funds' Agreement provides that, consistent with this obligation and to the extent permitted by the 1940 Act, when the execution and price offered by two or more brokers or dealers are comparable, Wachovia Bank may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide Wachovia Bank with research advice and other services.

    Under both the Current Advisory Contract and the Wachovia Group Agreement, portfolio securities will not be purchased from or sold in principal transactions to Wachovia Bank or any affiliated person of the Wachovia Fund Group or of Wachovia Bank, except to the extent permitted by law.

    Both the Proposed Advisory Agreement and the Wachovia Group Agreement provide that Wachovia Bank shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Old Funds and the New Funds, respectively, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence by Wachovia Bank in the performance of its duties or from reckless disregard by it of its obligations and duties under the respective Agreement.

             MARKETWATCH'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OLD FUND VOTE "FOR" APPROVAL
                 OF A WACHOVIA GROUP AGREEMENT FOR THE NEW FUND

                                  PROPOSAL 3:
                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

    The Meeting of the Shareholders of MarketWatch is a special meeting, and will generally conduct only those matters set forth in the Notice of Meeting. The Board of Trustees of MarketWatch knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated as proxies thereon.

                              *        *        *

CERTAIN NON-ADVISORY ARRANGEMENTS WITH SERVICE PROVIDERS--THE OLD FUNDS.

    Administrative services are provided to the Old Funds by BISYS Fund Services, Inc. ("BISYS"), a subsidiary of The BISYS Group, Inc. For expenses assumed and services provided as administrator, BISYS is entitled to receive a fee from each Old Fund, computed daily and paid periodically, calculated at the annual rate of 0.20% of each Old Fund's average daily net assets. BISYS may periodically waive all or a portion of its administrative fee and may reimburse an Old Fund for certain expenses to increase its net income available for distribution as dividends. For the fiscal year ended November 30, 1997, BISYS received administration fees (net of fee waivers) at the effective annual rate of 0.15%, 0.15% and 0.15% of the average daily net assets of the Old Income Fund, the Old Equity Fund and the Old Virginia Fund, respectively.

    Pursuant to its Custodian Agreement with MarketWatch, Central Fidelity serves as custodian for the Old Funds and receives compensation from each Old Fund for its services and out-of-pocket expenses. For the fiscal year ended November 30, 1997, Central Fidelity received custody fees of $18,791, $56,467, $22,412 and $0, with respect to the Old Income Fund, the Old Equity Fund, the Old Virginia Fund, and the MarketWatch Money Market Fund, respectively.

    BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), which is considered to be an affiliated person of BISYS under the 1940 Act, serves as MarketWatch's transfer and dividend disbursing agent.

    BISYS serves as the distributor of shares of the Old Funds.

    MarketWatch has adopted a Distribution and Services Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act, under which each Old Fund is authorized to pay BISYS, as distributor, a periodic amount calculated at an annual rate not to exceed 0.25% of the average daily net assets of the Old Fund, in compensation for distribution assistance and administrative support services provided to shareholders and expenses assumed in connection with the distribution of shares of the Old Fund (collectively referred to herein as the "Fee"). The Fee may be used to compensate banks for administrative support services and to pay broker-dealers and other institutions (each such bank, broker-dealer and other institution is hereafter referred to as a "Participating Organization") for similar services, including distribution services, pursuant to an agreement between BISYS and the Participating Organization. Under the Plan, a Participating Organization may include Central Fidelity, BISYS, and their subsidiaries and affiliates.

    The Plan is a "compensation" type plan as opposed to a "reimbursement" type plan. BISYS may use the Fee payable by an Old Fund to compensate for payments or expenses incurred in connection with (1) distribution assistance with respect to the sale of shares, (2) administrative support services provided to the holder of shares and (3) Participating Organizations' provision of services to customers that own shares. Accordingly, payments by an Old Fund under the Plan are based on the expressed fee rather than on specific amounts expended by BISYS for distribution purposes. BISYS may earn a profit from payments made by the Old Funds under the Plan.

    For the fiscal year ended November 30, 1997, the Old Income Fund, the Old Equity Fund and the Old Virginia Fund paid fees to BISYS and other broker-dealers pursuant to the Plan in the aggregate amount of $234,890, $705,852 and $280,150, respectively, which represents 0.25%, 0.25% and 0.25% of the average net assets of the Old Income Fund, the Old Equity Fund and the Old Virginia Fund, respectively, during that period subject to the Plan.

    Pursuant to the Plan, BISYS has entered into a servicing agreement (the "Agreement") with Central Fidelity pursuant to which Central Fidelity has agreed to provide certain administrative support services in connection with shares of an Old Fund purchased and held by Central Fidelity for the accounts of its customers and shares of the Old Fund purchased and held by customers of Central Fidelity directly, including, but not limited to, establishing and maintaining customer accounts and records, aggregating and processing purchase, exchange and redemption transactions for customers, answering routine customer questions concerning the Old Fund, and providing such office space, equipment, telephone facilities and personnel as is necessary and appropriate to accomplish such matters. In consideration of such services, Central Fidelity receives a monthly fee from BISYS computed at an annual rate of up to 0.25% of the average aggregate net assets of the Old Fund shares held during this period for which Central Fidelity has provided services under the Agreement.

    For the fiscal year ended November 30, 1997, the Old Income Fund, the Old Equity Fund, the Old Virginia Fund and MarketWatch Money Market Fund paid fees
to Central Fidelity pursuant to the Agreement in the aggregate amount of $    ,
$    , $    , and $    , respectively, which represents .  %, .  %, .  % and
 . % of the average daily net assets of the Old Income Fund, the Old Equity Fund, the Old Virginia Fund and the MarketWatch Money Market Fund's shares during that period subject to the Agreement.

CERTAIN NON-ADVISORY ARRANGEMENTS WITH SERVICE PROVIDERS--THE NEW FUNDS.

    Federated Services Company ("Federated"), a subsidiary of Federated Investors, will provide administrative, fund accounting and transfer agency services to the New Funds. For its services to the Wachovia Fund Group, Federated receives a fee, computed and payable daily, at the annual rate of 0.10 of 1% of the average aggregate daily net assets of all investment portfolios of the Wachovia Fund Group (excluding the Wachovia Prime Cash Management Fund, a portfolio of the Wachovia Funds) up to $3.5 billion of such aggregate assets, and 0.06 of 1% of such aggregate assets in excess of $3.5 billion. This rate is lower than the annual rate payable by the Old Funds to BISYS. Federated may choose voluntarily to waive or reimburse a portion of its fee at any time.

    Federated will serve as the shareholder servicing agent (the "Shareholder Servicing Agent") for the Class A Shares of the New Funds. The New Funds will pay the Shareholder Servicing Agent a fee computed at an annual rate equal to
0.25 of 1% of the Funds' Class A Shares' average daily net assets for which the Shareholder Servicing Agent provides services. These shareholder services include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemptions of Class A Shares.

    Wachovia Bank will provide custodial services to the New Funds, and will be entitled to receive an annual fee from the Wachovia Fund Group based upon the average daily net assets of the portfolios in the Wachovia Fund Group. Wachovia Bank, in its capacity as custodian, will also charge transaction fees and out-of-pocket expenses.

    Federated Securities Corp., a subsidiary of Federated Investors, is the principal distributor for the Wachovia Fund Group. Under the distribution agreement, Federal Securities Corp. acts as the agent of Wachovia Fund Group in connection with the offering of shares of each class of the Wachovia Fund Group. Federated Securities Corp. provides its services at cost.

                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

    This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of MarketWatch in connection with the Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of MarketWatch may also solicit proxies by telephone, telegraph, facsimile or personal interview. Any Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to MarketWatch a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

    Only shareholders of record of the Old Income Fund, the Old Equity Fund and
the Old Virginia Fund at the close of business on March   , 1998 will be
entitled to vote at the Meeting, and only with respect to those matters affecting the respective Old Fund. On that date there were outstanding and
entitled to be voted     ,     and     shares, respectively, of the Old Income
Fund, the Old Equity Fund and the Old Virginia Fund.

    At March   , 1998, Central Fidelity owned of record with the power to vote
approximately     %,     % and     %, respectively, of the outstanding shares of
the Old Income Fund, the Old Equity Fund and the Old Virginia Fund, respectively, on behalf of its customers. MarketWatch, the Wachovia Funds and the Wachovia Municipal Funds have been advised by Central Fidelity that it intends to vote the shares of each Old Fund over which it has voting power "FOR" the Reorganization Agreements and "FOR" the Wachovia Group Agreement.

    If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the instructions marked on the proxy on all matters that may properly come before the Meeting or any adjournment thereof. In the absence of such instructions, properly executed proxies will be voted FOR proposals one and two, and in the discretion of the proxies on any other matter which may properly come before the meeting. For information on adjournment of the meeting, see "Quorum" below.

SHAREHOLDER APPROVALS

    The Reorganization Agreements and the Wachovia Group Agreement are being submitted for approval at the Meeting by the holders of a majority of the outstanding shares of the respective Old Fund in accordance with the provisions of MarketWatch's Agreement and Declaration of Trust and the requirements of the 1940 Act. The term "majority of the outstanding shares" of each Old Fund as used herein means the lesser of (a) 67% of the shares of the Old Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Old Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Old Fund.

    In tallying Shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal under applicable rules because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of convening the meeting. Abstentions and broker non-votes will be considered to be votes "AGAINST" the Reorganization Agreements and the Wachovia Group Agreement.

BENEFICIAL OWNERS

    As of March   , 1998, MarketWatch's trustees and officers, as a group,
beneficially owned less than 1% of the shares of MarketWatch.

    As of March   , 1998, Central Fidelity held of record, but not beneficially,
approximately     %,     %, and     % of the respective outstanding shares of
the Old Income Fund, the Old Equity Fund and the Old Virginia Fund. As of the same date, the following persons beneficially owned 5% or more of the shares of each of the Old Funds:

                                                                                  PERCENTAGE
                                                                                      OF
                                                                   NUMBER OF     OUTSTANDING
                                                                    SHARES          SHARES
                                                                ---------------  ------------
OLD INCOME FUND

CENTRAL FIDELITY NATIONAL BANK                                                              %
CASH
LARCO ATTN MUTUAL FUND DESK
P.O. BOX 27602
5th FLOOR
JAMES CENTER
RICHMOND, VA 23261

OLD EQUITY FUND

CORELINK FINANCIAL, INC.                                                                    %
P.O. BOX 4054
CONCORD, CA 94524

CENTRAL FIDELITY NATIONAL BANK                                                              %
REINVEST
LARCO ATTN MUTUAL FUND DESK
P.O. BOX 27602, 5TH FL.
JAMES CENTER
RICHMOND, VA 23261

CENTRAL FIDELITY NATIONAL BANK                                                              %
CASH
LARCO ATTN MUTUAL FUND DESK
P.O. BOX 27602, 5TH FL.
JAMES CENTER
RICHMOND, VA 23261

OLD VIRGINIA FUND

CENTRAL FIDELITY NATIONAL BANK                                                              %
CASH
LARCO ATTN MUTUAL FUND DESK
P.O. BOX 27602, 5TH FL.
JAMES CENTER
RICHMOND, VA 23261

    For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25 percent of the voting securities of a company is presumed to "control" such company. Under this definition, Central Fidelity and its affiliates may be deemed to be controlling persons of each Old Fund.

    APPRAISAL RIGHTS. Shareholders are not entitled to any rights of share appraisal under MarketWatch's Agreement and Declaration of Trust or under the laws of the Commonwealth of Massachusetts in connection with the Reorganizations. Shareholders have, however, the right to redeem their shares in each Old Fund at net asset value until the effective time of the respective Reorganization, and thereafter shareholders may redeem the Class A Shares of each New Fund acquired by them in a Reorganization at net asset value.

    QUORUM. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve a Reorganization or a Wachovia Group Agreement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are instructed to vote AGAINST a Reorganization or a Wachovia Group Agreement in opposition to such adjournments, and will vote other proxies they are authorized to vote FOR any adjournment. A quorum is constituted with respect to an Old Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Old Fund entitled to vote at the Meeting. MarketWatch proxies properly executed and marked with an abstention will be considered to be present at the Meeting for the purposes of determining the existence of a quorum for the transaction of business.

    SHAREHOLDER MEETINGS. As mentioned above, MarketWatch is organized as a Massachusetts business trust. MarketWatch's Agreement and Declaration of Trust does not require that an annual meeting of shareholders be held each year. MarketWatch does not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. MarketWatch's Code of Regulations provides that special meetings of shareholders, including meetings to consider the removal of trustees, shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of MarketWatch entitled to be voted at such meetings. To the extent required by law, MarketWatch will assist in shareholder communications on such matters.

              ADDITIONAL INFORMATION ABOUT THE WACHOVIA FUNDS AND
                          THE WACHOVIA MUNICIPAL FUNDS

    Information about the New Funds is included in the Wachovia Fund Group's Prospectus for Class A Shares, dated March 7, 1998, a copy of which accompanies this Proxy Statement. Additional information about the New Funds is included in the Wachovia Fund Group's Statement of Additional Information, dated March 7, 1998, which has been filed with the SEC. A copy of the Statement of Additional Information may be obtained without charge by writing to or calling MarketWatch at the address or phone number appearing on the front page of this Proxy Statement.

    The current trustees and officers of the Wachovia Funds and the Wachovia Municipal Funds will continue as trustees and officers following the Reorganizations. The name and address of the current trustees and officers of the Wachovia Funds and the Wachovia Municipal Funds, as well as information concerning his principal occupations during the past five years, are set forth below:

                                              POSITION(S) HELD
                                              WITH THE WACHOVIA
                                                FUNDS AND THE
                                  DATE OF    WACHOVIA MUNICIPAL
       NAME AND ADDRESS            BIRTH            FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-------------------------------  ---------  ---------------------  ---------------------------------------------
James A. Hanley                   8/13/31   Trustee                Retired; Vice President and Treasurer, Abbott
4272 Sanctuary Way                                                 Laboratories (health care products) (until
Bonita Springs, FL                                                 1992).

Samuel E. Hudgins                 3/4/29    Trustee                Independent consultant; President, Percival
715 Whitemere Court, N.W.                                          Hudgins & Company, LLC (investment
Atlanta, GA                                                        bankers/financial consultants) (until
                                                                   September 1997); Director, Atlantic American
                                                                   Corporation (insurance holding company).

J. Berkley Ingram, Jr.            4/17/24   Trustee                Real estate investor and partner; formerly,
114-L Reynolda Village                                             Vice Chairman, Massachusetts Mutual Life
Winston-Salem, NC                                                  Insurance Company.

D. Dean Kaylor                    6/29/30   Trustee                Retired; Executive Vice President and Chief
2835 Greenbriar                                                    Financial Officer, NBD Bank, N.A. and NBD
Harbor Springs, MI                                                 Bancorp, Inc. (bank and bank holding company)
                                                                   (until 1990).

Charles S. Way, Jr.*             12/18/37   Trustee                President and CEO, The Beach Company and its
211 King Street                                                    various affiliated companies and
Suite 300                                                          partnerships.
Charleston, SC

John W. McGonigle                10/26/38   President and          President and Chief Executive Officer,
Federated Investors Tower                   Treasurer              Federated Investors Management Company;
Pittsburgh, PA                                                     Executive Vice President, Secretary, General
                                                                   Counsel, and Trustee, Federated Investors;
                                                                   Trustee, Federated Advisers, Federated
                                                                   Management, Federated Research, and Federated
                                                                   Services Company; and Director, Federated
                                                                   Securities Corp.

Charles L. Davis, Jr.             3/23/60   Vice President and     Vice President, Federated Services Company.
Federated Investors Tower                   Assistant Treasurer
Pittsburgh, PA

Peter J. Germain                  9/3/59    Secretary              Senior Vice President and Director of
Federated Investors Tower                                          Proprietary Funds Services, Federated
Pittsburgh, PA                                                     Services Company.

------------------------

* This trustee is considered by the Wachovia Funds and the Wachovia Municipal Funds to be an "interested person" of the Wachovia Funds and the Wachovia Municipal Funds as defined in the 1940 Act.

                                 OTHER BUSINESS

    The Board of Trustees of MarketWatch knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the person named in the enclosed form of proxy.

                             SHAREHOLDER INQUIRIES

    Shareholder inquiries may be addressed to MarketWatch in writing at the address on the cover page of this Proxy Statement or by telephoning 1-800-752-1823.

                                  *    *    *

      SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING
            AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO
           DATE AND SIGN THE ENCLOSED PROXY CARD OR CARDS AND RETURN
           THE SAME IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED
                        IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX I

                      AGREEMENT AND PLAN OF REORGANIZATION
                                    between
                              THE WACHOVIA FUNDS,
                                on behalf of the
                    Wachovia Intermediate Fixed Income Fund
                                      and
                               MARKETWATCH FUNDS,
                                on behalf of the
                   MarketWatch Intermediate Fixed Income Fund
                                 March 5, 1998

                                    CONTENTS

                                                                                                                 PAGE
                                                                                                               ---------
I.         Transfer of Assets of the Acquired Portfolio......................................................        I-3

II.        Liquidating Distributions and Termination of MarketWatch..........................................        I-4

III.       Effective Time of the Reorganization..............................................................        I-4

IV.        Certain Representations, Warranties and Agreements of MarketWatch.................................        I-4

V.         Certain Representations, Warranties and Agreements of Wachovia....................................        I-6

VI.        Additional Representations, Warranties and Agreements of MarketWatch and Wachovia.................        I-8

VII.       Shareholder Action on Behalf of the Acquired Portfolio............................................        I-9

VIII.      Proxy Solicitation Materials......................................................................        I-9

IX.        Delivery of Assets and Shares.....................................................................       I-10

X.         Wachovia Conditions...............................................................................       I-10

XI.        MarketWatch Conditions............................................................................       I-12

XII.       Tax Documents.....................................................................................       I-13

XIII.      Finder's Fees.....................................................................................       I-13

XIV.       Announcements.....................................................................................       I-13

XV.        Further Assurances................................................................................       I-13

XVI.       Termination of Representations and Warranties.....................................................       I-13

XVII.      Termination of Agreement..........................................................................       I-13

XVIII.     Amendment and Waiver..............................................................................       I-14

XIX.       Governing Law.....................................................................................       I-14

XX.        Successors and Assigns............................................................................       I-14

XXI.       Beneficiaries.....................................................................................       I-14

XXII.      MarketWatch Liability.............................................................................       I-14

XXIII.     Wachovia Liability................................................................................       I-15

XXIV.      Notices...........................................................................................       I-15

XXV.       Expenses..........................................................................................       I-16

XXVI.      Entire Agreement..................................................................................       I-16

XXVII.     Counterparts......................................................................................       I-16

                      AGREEMENT AND PLAN OF REORGANIZATION

    AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") made as of March 5, 1998 between THE WACHOVIA FUNDS, a Massachusetts business trust ("Wachovia"), on behalf of the Wachovia Intermediate Fixed Income Fund (the "Acquiring Portfolio"), and MARKETWATCH FUNDS, a Massachusetts business trust ("MarketWatch"), on behalf of the MarketWatch Intermediate Fixed Income Fund (the "Acquired Portfolio"). All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either the Acquiring Portfolio or the Acquired Portfolio (collectively, the "Portfolios") are made and shall be taken or undertaken by Wachovia, on behalf of the Acquiring Portfolio, and by MarketWatch, on behalf of the Acquired Portfolio.

    WHEREAS, Wachovia currently consists of ten investment portfolios, including the newly organized Acquiring Portfolio; and

    WHEREAS, MarketWatch currently consists of four investment portfolios, including the Acquired Portfolio; and

    WHEREAS, the parties intend that the Acquired Portfolio shall engage in a transaction deemed to be a change of domicile under Rule 145(a)(2) adopted pursuant to the Securities Act of 1933, as amended (the "1933 Act"), pursuant to which substantially all of the assets and liabilities of the Acquired Portfolio, as of the Effective Time (as defined in Article III), shall be transferred to, and be acquired and assumed by, the Acquiring Portfolio, in exchange for Class A voting shares of beneficial interest in the Acquiring Portfolio (the "Class A Shares"), which shall thereafter be distributed by MarketWatch to the holders of the shares of the Acquired Portfolio (the "Reorganization"); and

    WHEREAS, the parties intend that the Acquiring Portfolio will continue the investment operations of the Acquired Portfolio after the Reorganization; and

    WHEREAS, MarketWatch proposes to terminate the business of its other portfolios, and to cease to conduct its business; and

    WHEREAS, the parties intend that the transfer of assets, assumption of liabilities, and distribution of Class A Shares involving the Portfolios be treated as a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"); and

    WHEREAS, the parties intend that in connection with the Reorganization and the termination of the business of MarketWatch, the Acquired Portfolio shall be terminated and MarketWatch shall be deregistered as an investment company and dissolved under state law as described in this Agreement;

    NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and subject to the terms and conditions hereof, and intending to be legally bound hereby, Wachovia and MarketWatch agree as follows:

    I.    TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO.

    1.01 At the Effective Time, all property of every description, and all interests, rights, privileges and powers of the Acquired Portfolio other than cash in an amount necessary to pay any unpaid dividends and other distributions as provided in Article IV, Section 4.01(g) (collectively, the "Acquired Portfolio Assets"), shall be transferred and conveyed by the Acquired Portfolio to the Acquiring Portfolio, and shall be accepted by the Acquiring Portfolio, and the Acquiring Portfolio shall assume all liabilities, whether accrued, absolute, contingent or otherwise, of the Acquired Portfolio, which liabilities shall include any obligation of the Acquired Portfolio to indemnify MarketWatch's trustees and officers acting in their capacities as such to the fullest extent permitted by law and by MarketWatch's Agreement and Declaration of Trust, dated June 4, 1992, and as in effect on the date hereof (the "MarketWatch Declaration") (collectively, the "Acquired Portfolio Liabilities"), so that at and after the Effective Time: (i) all assets of the Acquired Portfolio (other than the excepted cash referred to above) shall become and be a part of the

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assets of the Acquiring Portfolio; and (ii) all the Acquired Portfolio
Liabilities shall attach to the Acquiring Portfolio as aforesaid and may thenceforth be enforced against the Acquiring Portfolio to the extent as if the same had been incurred by it. Without limiting the generality of the foregoing, the Acquired Portfolio Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by the Acquired Portfolio, and any deferred or prepaid expenses shown as an asset on the Acquired Portfolio's books, at the Effective Time, and all good will, all other intangible property and all books and records belonging to the Acquired Portfolio. Recourse by any person for the Acquired Portfolio Liabilities assumed by the Acquiring Portfolio shall, at and after the Effective Time, be limited to the Acquiring Portfolio. The Acquired Portfolio shall use its best efforts to discharge its liabilities before the Effective Time.

    1.02 In exchange for the transfer of the Acquired Portfolio Assets and the assumption of the Acquired Portfolio Liabilities, Wachovia shall simultaneously issue and deliver at the Effective Time to the Acquired Portfolio full and fractional (to the third decimal place) Class A Shares equal in number to the full and fractional shares of the Acquired Portfolio then outstanding ("Acquired Portfolio Shares").

    II. LIQUIDATING DISTRIBUTIONS AND TERMINATION OF MARKETWATCH. Immediately after the Effective Time, the Acquired Portfolio shall distribute in complete liquidation, PRO RATA to the record holders of any Acquired Portfolio Shares at the Effective Time ("Shareholders"), the Class A Shares to be received by it. Except as otherwise directed, such Class A Shares shall be distributed to the Shareholders by book entry. In addition, each Shareholder shall have the right to receive any unpaid dividends or other distributions which were declared before the Effective Time with respect to the Acquired Portfolio Shares that are held by the Shareholder at the Effective Time. In accordance with instructions it receives from MarketWatch, Wachovia shall record on its books the ownership of Class A Shares by the Shareholders. No redemption or repurchase of the Class A Shares credited to Shareholders with respect to the Acquired Portfolio Shares represented by share certificates shall be permitted until such certificates have been surrendered to Wachovia's transfer agent for cancellation. All of the issued and outstanding Acquired Portfolio Shares and any certificates then outstanding shall be canceled on the books of MarketWatch immediately after the Effective Time and shall thereafter represent only the right to receive the Class A Shares, following which the Acquired Portfolio's transfer books shall be closed permanently. As soon as practicable after the Effective Time and the termination of the regular business of MarketWatch, MarketWatch intends to make all filings and to take all other steps as shall be necessary and proper to effect its complete dissolution, and intends to file an application pursuant to
Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that it has ceased to be an investment company. After the Effective Time and the termination of the regular business of MarketWatch, MarketWatch does not intend to conduct any business except in connection with its liquidation, dissolution, and deregistration.

    III. EFFECTIVE TIME OF THE REORGANIZATION. The effective time of the Reorganization (the "Effective Time") shall be 4:00 p.m., Eastern Time, on March 27, 1998, or such other time or on such other date as may be agreed to in writing by the duly authorized officers of both parties hereto.

    IV.   CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF MARKETWATCH.

    4.01 MarketWatch, on behalf of itself and the Acquired Portfolio, represents and warrants to, and agrees with, Wachovia as follows:

        4.01(a) MarketWatch is a Massachusetts business trust duly created pursuant to the MarketWatch Declaration for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission (the "SEC") as an open-end, management investment company under the 1940 Act and such registration is in full force and effect. The Acquired Portfolio is a duly established and designated portfolio of MarketWatch.

        4.01(b) MarketWatch has power to own all of its properties and assets and, subject to the approval of shareholders referred to herein, to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations which are required to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

        4.01(c) This Agreement has been duly authorized, executed and delivered by MarketWatch, and represents MarketWatch's valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the MarketWatch Declaration or MarketWatch's By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

        4.01(d) The Acquired Portfolio is a "fund" as defined in Section 851(g)(2) of the Code and has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of the Code ("RIC"), as of and since its first taxable year; has been a RIC at all times since the end of its first taxable year when it so qualified; qualifies and shall continue to qualify as a RIC until the Effective Time; and has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Acquired Portfolio Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing.

        4.01(e) All federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including interest, additions to tax and penalties (collectively, "Taxes") relating to the Acquired Portfolio Assets that may now or hereafter be determined to be due, or that are properly shown to be due on any return filed by or on behalf of the Acquired Portfolio, with respect to taxable periods ending on or prior to, and the portion of any interim period up to, the date hereof and through the Effective Time, have been fully and timely paid or provided for; and there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Acquired Portfolio Assets. At the Effective Time, all returns and reports of MarketWatch and the Acquired Portfolio respecting Taxes required by law to have been filed by such time shall have been filed.

        4.01(f) The financial statements of the Acquired Portfolio for its fiscal year ended November 30, 1997, examined by KPMG Peat Marwick LLP, copies of which have been previously furnished to Wachovia, present fairly the financial position of the Acquired Portfolio as of such date and the results of its operations for the year then ended, in conformity with generally accepted accounting principles.

        4.01(g) Prior to the Effective Time, the Acquired Portfolio shall have declared a dividend and/ or other distribution, with a record date and ex-distribution date prior thereto, which, together with all previous distributions, shall have the effect of distributing to its shareholders all of its investment company taxable income, if any, for the taxable year ended on November 30, 1997 and for the period from said date to and including the Effective Time (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in such taxable year and period.

        4.01(h) At the Effective Time, there shall be no known liabilities of the Acquired Portfolio, whether accrued, absolute, contingent or otherwise, not reflected in the net asset value per share of its outstanding shares.

        4.01(i) There are no legal, administrative or other proceedings pending or, to MarketWatch's knowledge, threatened against MarketWatch which could result in liability on the part of MarketWatch or the Acquired Portfolio.

        4.01(j) Subject to the approval of shareholders referred to herein, at the Effective Time MarketWatch shall have full right, power and authority to sell, assign, transfer and deliver the Acquired Portfolio Assets and, upon delivery and payment for the Acquired Portfolio Assets as contemplated herein, the Acquiring Portfolio shall acquire good and marketable title thereto, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

        4.01(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by MarketWatch of the transactions contemplated by this Agreement, except such as may be required under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the rules and regulations under those Acts, and state securities laws.

        4.01(l) Insofar as it relates to MarketWatch, the definitive proxy statement of the Acquired Portfolio and MarketWatch to be distributed to the Acquired Portfolio's shareholders with respect to the transactions contemplated by this Agreement (the "Proxy"), and any documents contained in or incorporated by reference into the Proxy, at the time of any shareholders meeting referred to herein and at the Effective Time: (i) shall comply in all material respects with the provisions of the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

        4.01(m) All of the Acquired Portfolio Shares have been duly and validly issued, are fully paid and non-assessable, and were offered for sale and sold in conformity with all applicable federal and state securities laws, and no shareholder of the Acquired Portfolio has any preemptive right of subscription or purchase in respect of such Shares.

        4.01(n) MarketWatch shall not sell or otherwise dispose of any shares of the Acquiring Portfolio to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein.

        4.01(o) MarketWatch has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

        4.01(p) The Acquired Portfolio Liabilities were incurred by the Acquired Portfolio in the ordinary course of its business.

        4.01(q) The Acquired Portfolio is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

        4.01(r) Not more than 25% of the value of the Acquired Portfolio's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

        4.01(s) The Acquired Portfolio will be terminated as soon as reasonably practicable after the Reorganization, but in all events within six months after the Effective Time.

    V.    CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF WACHOVIA.

    5.01 Wachovia, on behalf of itself and the Acquiring Portfolio, represents and warrants to, and agrees with, MarketWatch as follows:

        5.01(a) Wachovia is a Massachusetts business trust duly created pursuant to its Declaration of Trust dated February 24, 1992 (the "Wachovia Declaration"), for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the Commonwealth of Massachusetts. It is registered with the SEC as an open-end, management investment company under the 1940 Act and such registration is in full force and effect. The Acquiring Portfolio will be, at or before the Effective Time, a duly established and designated portfolio of Wachovia.

        5.01(b) Wachovia has power to own all of its properties and assets and to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

        5.01(c) This Agreement has been duly authorized, executed and delivered by Wachovia, and represents Wachovia's valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity. The execution and delivery of this Agreement does not and will not, and the consummation of the transactions contemplated by this Agreement will not, violate the Wachovia Declaration or Wachovia's By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

        5.01(d) The Acquiring Portfolio will be a "fund" as defined in Section 851(g)(2) of the Code and will elect to be, and intends to qualify as, a RIC.

        5.01(e) At the Effective Time, there shall be no known liabilities applicable to the Class A Shares, whether accrued, absolute, contingent or otherwise.

        5.01(f) There are no legal, administrative or other proceedings pending or, to Wachovia's knowledge, threatened against Wachovia which could result in liability on the part of Wachovia or the Acquiring Portfolio.

        5.01(g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Wachovia of the transactions contemplated by this Agreement, except such as may be required under the 1934 Act, the 1940 Act, the rules and regulations under those Acts, and state securities laws.

        5.01(h) Insofar as they relate to Wachovia, the Proxy, and any documents contained in or incorporated by reference into the Proxy, at the time of any shareholders meeting referred to herein and at the Effective
    Time: (i) shall comply in all material respects with the provisions of the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

        5.01(i) The Class A Shares to be issued and delivered to the Acquired Portfolio pursuant to the terms hereof shall have been duly authorized as of the Effective Time and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of Wachovia shall have any preemptive right of subscription or purchase in respect thereto.

        5.01(j) Wachovia has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

        5.01(k) The Board of Trustees of Wachovia complies with the requirements of Section 15(f)(1)(A) of the 1940 Act as of the date hereof. If its Board of Trustees ceases to comply with such requirements at any time within three years after the Effective Time, Wachovia will take such action as is necessary to restore such compliance as soon as is reasonably practicable.

        5.01(l) All rights to indemnification and all limitations of liability existing in favor of the current and former trustees and officers of MarketWatch under the MarketWatch Declaration shall survive the Reorganization and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Portfolio.

        5.01(m) No consideration other than the Class A Shares (and the Acquiring Portfolio's assumption of the Acquired Portfolio Liabilities) will be issued in exchange for the Acquired Portfolio Assets in the Reorganization.

        5.01(n) The Acquiring Portfolio has no plan or intention to issue additional shares following the Reorganization except for shares issued in the ordinary course of its business as a portfolio of an open-end investment company; nor does the Acquiring Portfolio have any plan or intention to redeem or otherwise reacquire any Class A Shares issued to the Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business.

        5.01(o) The Acquiring Portfolio (i) will actively continue the Acquired Portfolio's business in substantially the same manner that the Acquired Portfolio conducted that business immediately before the Reorganization,
    (ii) has no plan or intention to sell or otherwise dispose of any of the Acquired Portfolio Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (iii) expects to retain substantially all the Acquired Portfolio Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status.

        5.01(p) There is no plan or intention for the Acquiring Portfolio to be dissolved or merged into another corporation or business trust or any "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization.

        5.01(q) Immediately after the Reorganization, (i) not more than 25% of the value of the Acquiring Portfolio's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (ii) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

        5.01(r) The Acquiring Portfolio has not commenced operations and will not commence operations until after the Effective Time.

    VI. ADDITIONAL REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF MARKETWATCH AND WACHOVIA.

    6.01 MarketWatch, on behalf of itself and the Acquired Portfolio, and Wachovia, on behalf of itself and the Acquiring Portfolio, each hereby represents, and warrants to and agrees with, the other, as follows:

        6.01(a) The fair market value of the Class A Shares, when received by the Shareholders, will be approximately equal to the fair market value of their Acquired Portfolio Shares constructively surrendered in exchange therefor.

        6.01(b) Its management: (i) is unaware of any plan or intention of Shareholders to redeem or otherwise dispose of any portion of the Class A Shares to be received by them in the Reorganization and (ii) does not anticipate dispositions of those Class A Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of the Acquired Portfolio as a portfolio of an open-end investment company, in each case excepting any dispositions resulting from the
    conversion by certain eligible Shareholders of not more than    % of those
    Class A Shares to Class Y shares of beneficial interest in the Acquiring Portfolio having an equal aggregate value. Consequently, its management expects that the percentage, if any, of the Shareholders' equity interests in the Acquiring Portfolio that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS. Nor does its management anticipate that there will be extraordinary redemptions of Class A Shares (excluding any conversions described above) immediately following the Reorganization.

        6.01(c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

        6.01(d) Immediately following consummation of the Reorganization, the Acquiring Portfolio will hold the same assets--except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization--and be subject to the same liabilities that the Acquired Portfolio held or was subject to immediately prior thereto, plus any liabilities and expenses of the parties incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by the Acquired Portfolio immediately before the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

        6.01(e) None of the compensation received by any Shareholder who is an employee of the Acquired Portfolio will be separate consideration for, or allocable to, any of the Class A Shares held by such Shareholder-employee; none of the Class A Shares received by any such Shareholder-employee will be separate consideration for, or allocable to, any employment agreement; and the consideration paid to any such Shareholder-employee will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

        6.01(f) Immediately following consummation of the Reorganization, the Shareholders will own all the shares of the Acquiring Portfolio and will own such shares solely by reason of their ownership of Acquired Portfolio Shares immediately before the Reorganization.

    VII.   SHAREHOLDER ACTION ON BEHALF OF THE ACQUIRED PORTFOLIO.

    7.01 As provided in the Proxy, and as a condition to the Reorganization, MarketWatch shall hold a meeting of its shareholders for the purpose of considering and voting upon:

        7.01(a) Approval of this Agreement and the transactions contemplated hereby, including, without limitation:

            (i) The transfer of the Acquired Portfolio Assets to the Acquiring Portfolio, and the assumption by the Acquiring Portfolio of the Acquired Portfolio Liabilities, in exchange for Class A Shares; and

           (ii) The liquidation of the Acquired Portfolio through the distribution to Shareholders of Class A Shares as described in this Agreement.

        7.01(b) The approval by the Acquired Portfolio's shareholders of the Reorganization contemplated by this Agreement shall authorize the Board of Trustees of MarketWatch to approve, on behalf of the Shareholders, for the Acquiring Portfolio, such ballots or consents as may be necessary and appropriate to approve for the Acquiring Portfolio an investment advisory agreement, plan of distribution, or other action(s) which may be required by law or otherwise to be approved or affirmed by the public shareholders of the Acquiring Portfolio. Such ballots or consents shall be executed on behalf of the MarketWatch Board of Trustees following receipt of the Class A Shares, but prior to the distribution of such shares to the Shareholders.

        7.01(c)  Such other matters as may be determined by the parties hereto.

    7.02 Approval of this Agreement and the transactions contemplated herein by the Acquired Portfolio's shareholders shall constitute the waiver of the application of any fundamental policy of the Acquired Portfolio that might be deemed to prevent it from taking the actions necessary to effectuate the Reorganization as described, and such policies, if any, shall be deemed to have been amended accordingly.

    VIII. PROXY SOLICITATION MATERIALS. MarketWatch shall file the Proxy under the 1934 Act and 1940 Act proxy rules with the SEC as promptly as practicable. Each of Wachovia and MarketWatch has cooperated and shall continue to cooperate with the other, and has furnished and shall continue to furnish the other with the information relating to itself and affiliated persons thereof that is required by the 1934 Act, the 1940 Act, the rules and regulations under each of those Acts and state securities laws, to be included in the Proxy.

    IX. DELIVERY OF ASSETS AND SHARES. Delivery of the Acquired Portfolio Assets and the Class A Shares to be issued pursuant to Article I shall occur at the Effective Time, at such place as may be determined by the duly authorized officers of both parties hereto. To the extent the Acquired Portfolio Assets are, for any reason, not transferred at the Effective Time, MarketWatch shall cause the Acquired Portfolio Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

    X.    WACHOVIA CONDITIONS.

    10.01 The obligations of Wachovia hereunder with respect to the Acquiring Portfolio shall be subject to the following conditions precedent:

        10.01(a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the trustees of MarketWatch and the Acquired Portfolio's shareholders, in the manner required by law.

        10.01(b) MarketWatch shall have duly executed and delivered to Wachovia such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as may be necessary or desirable to transfer all right, title and interest of MarketWatch and the Acquired Portfolio in and to the Acquired Portfolio Assets. The Acquired Portfolio Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

        10.01(c) All representations and warranties of MarketWatch made in this Agreement shall be true and correct in all material respects as if made at and as of the Effective Time. As of the Effective Time, there shall have been no material adverse change in the financial condition of the Acquired Portfolio since November 30, 1997, other than those changes incurred in the ordinary course of business as a portfolio of an investment company. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

        10.01(d) Wachovia shall have received an opinion of Drinker Biddle & Reath LLP, addressed to Wachovia in form reasonably satisfactory to Wachovia and dated the Effective Time, substantially to the effect that: (i) MarketWatch is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the Acquired Portfolio Shares outstanding at the Effective Time are duly authorized, validly issued, fully paid and non-assessable by the Acquired Portfolio, and to such counsel's knowledge no shareholder of the Acquired Portfolio has any option, warrant or preemptive right to subscription or purchase in respect thereof; (iii) this Agreement and the Transfer Documents have been duly authorized, executed and delivered by MarketWatch and, assuming due authorization, execution and delivery thereof by Wachovia, represent its legal, valid and binding contracts or instruments, enforceable against MarketWatch in accordance with their terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall not be required to express an opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, or with respect to the provisions of this Agreement intended to limit liability for particular matters to the Acquired Portfolio and its assets; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the MarketWatch Declaration or MarketWatch's By-Laws or any material agreement known to such counsel to which MarketWatch is a party or by which MarketWatch is bound; and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by MarketWatch of the transactions contemplated by this Agreement, except such as have been obtained under the 1934 Act, the 1940 Act, the rules and regulations under those Acts, and such as may be required under state securities laws. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to Wachovia.

        10.01(e) Wachovia shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to Wachovia and MarketWatch in form reasonably satisfactory to them and dated the Effective Time (the "Tax Opinion"), substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes (i) the transfer by the Acquired Portfolio of all of the Acquired Portfolio Assets to the Acquiring Portfolio, in exchange solely for Class A Shares and the Acquiring Portfolio's assumption of the Acquired Portfolio Liabilities, and the distribution of those Class A Shares to the Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of
    Section 368(a)(1)(F) of the Code, and each Portfolio will be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code;
    (ii) in accordance with Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized to the Acquired Portfolio as a result of the Reorganization; (iii) in accordance with Section 1032(a) of the Code, no gain or loss will be recognized to the Acquiring Portfolio as a result of the Reorganization; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the Shareholders on the distribution to them by the Acquired Portfolio of Class A Shares constructively in exchange for their Acquired Portfolio Shares; (v) in accordance with Section 358(a)(1) of the Code, the aggregate basis of Class A Shares received by each Shareholder will be the same as the aggregate basis of the Shareholder's Acquired Portfolio Shares immediately prior to the Reorganization; (vi) in accordance with Section 362(b) of the Code, the Acquiring Portfolio's basis for the Acquired Portfolio Assets will be the same as the Acquired Portfolio's basis therefor immediately prior to the Reorganization; (vii) in accordance with Section 1223 of the Code, a Shareholder's holding period for Class A Shares received pursuant to the Reorganization will include the period for which the Shareholder held the Acquired Portfolio Shares constructively exchanged therefor, provided that the Shareholder held such Acquired Portfolio Shares as capital assets;
    (viii) in accordance with Section 1223 of the Code, the Acquiring Portfolio's holding period for the Acquired Portfolio Assets will include the period for which the Acquired Portfolio Assets were held by the Acquired Portfolio; and (ix) in accordance with Section 381(a) of the Code, the Acquiring Portfolio will succeed to the Acquired Portfolio's tax attributes described in Section 381(c) of the Code. In rendering the Tax Opinion, Kirkpatrick & Lockhart LLP may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and any certificates delivered pursuant to this Agreement. Notwithstanding anything in this Section 10.01(e), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Portfolios or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

        10.01(f) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted or, to the knowledge of Wachovia, contemplated any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act or otherwise.

        10.01(g) The Proxy shall have been filed with the SEC under the proxy rules under the 1934 Act, and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the Reorganization contemplated by this Agreement.

        10.01(h) MarketWatch shall have delivered or caused to be delivered to Wachovia each account, book, record or other document of MarketWatch applicable to the Acquired Portfolio which is required to be maintained by
    Section 31(a) of the 1940 Act and Rule 31a-1 to 31a-3 thereunder (regardless of what person possesses the same) and a copy of all agreements and instruments to which MarketWatch is a party or signatory. MarketWatch has instructed its service contractors to provide

    Wachovia upon request with access to and copies of all documents belonging to MarketWatch relating to the Acquired Portfolio. MarketWatch shall have delivered to Wachovia a preliminary list of the tax basis of the securities of the Acquired Portfolio by lot and the holding periods of such securities, as expected to be held at the Effective Time.

        10.01(i) The President or any Vice President of MarketWatch shall have certified that MarketWatch has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Effective Time.

        10.01(j) The Acquired Portfolio Assets to be transferred to the Acquiring Portfolio under this Agreement shall include no assets which the Acquiring Portfolio may not properly acquire pursuant to its investment objective, policies or limitations, or may not otherwise lawfully acquire.

        10.01(k) Wachovia (on behalf of and with respect to the Acquiring Portfolio) shall have entered into such agreements as are necessary and appropriate for the conduct of its business, and shall have approved a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. Each such agreement shall have been approved by Wachovia's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" thereof (as defined in the 1940 Act) and by Federated Administrative Services as the Acquiring Portfolio's sole shareholder.

    XI.   MARKETWATCH CONDITIONS.

    11.01 The obligations of MarketWatch hereunder with respect to the Acquired Portfolio shall be subject to the following conditions precedent:

        11.01(a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the trustees of MarketWatch and the Acquired Portfolio's shareholders in the manner required by law.

        11.01(b) All representations and warranties of Wachovia made in this Agreement shall be true and correct in all material respects as if made at and as of the Effective Time. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

        11.01(c) MarketWatch shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to MarketWatch in form reasonably satisfactory to it and dated the Effective Time, substantially to the effect that: (i) Wachovia is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the Class A Shares to be delivered at such time to the Acquired Portfolio as provided for by this Agreement are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by the Acquiring Portfolio, and to such counsel's knowledge no shareholder of the Acquiring Portfolio has any option, warrant or preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by Wachovia and, assuming due authorization, execution and delivery by MarketWatch, represents its legal, valid and binding contract, enforceable against Wachovia in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall not be required to express an opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, or with respect to the provisions of this Agreement intended to limit liability for particular matters to the Acquiring Portfolio and its assets; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Wachovia Declaration or Wachovia's By-Laws, or any material agreement known to such counsel to which Wachovia is a party or by which Wachovia is bound; and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Wachovia of the transactions contemplated by this Agreement, except such as have been obtained under the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under state securities laws. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to MarketWatch.

        11.01(d)  MarketWatch shall have received the Tax Opinion.

        11.01(e) The Proxy shall have been filed with the SEC under the proxy rules under the 1934 Act, and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

        11.01(f) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted or, to the knowledge of MarketWatch, contemplated any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act or otherwise.

        11.01(g) The President or any Vice President of Wachovia shall have certified that Wachovia has performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Effective Time.

        11.01(h) The conditions described in Section 10.01(k) shall have been satisfied.

    XII. TAX DOCUMENTS. MarketWatch shall deliver to Wachovia at the Effective Time confirmations or other adequate evidence as to the adjusted tax basis of the securities of the Acquired Portfolio by lot and the holding periods of such securities delivered to the Acquiring Portfolio in accordance with the terms of this Agreement.

    XIII. FINDER'S FEES. Each party represents and warrants to the other party hereto that there is no person who is entitled to any finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

    XIV. ANNOUNCEMENTS. Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein shall be at such time and in such manner as the parties shall agree; provided, that nothing herein shall prevent either party upon notice to the other party from making such public announcements as such party's counsel may consider advisable in order to satisfy the party's legal and contractual obligations.

    XV. FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments, and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement.

    XVI. TERMINATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of MarketWatch and Wachovia set forth in this Agreement shall terminate upon the consummation of the Reorganization.

    XVII.  TERMINATION OF AGREEMENT.

    17.01 This Agreement may be terminated by either party at any time at or prior to the Effective Time, by its respective Board of Trustees, as provided below:

        17.01(a) By Wachovia if the conditions set forth in Article X are not satisfied as specified in said Article;

        17.01(b) By MarketWatch if the conditions set forth in Article XI are not satisfied as specified in said Article;

        17.01(c) By the mutual consent of the parties; or

        17.01(d) By either party, if the Reorganization is not consummated by March 31, 1998.

    17.02 If a party terminates this Agreement because one or more of the conditions precedent have not been fulfilled, or if this Agreement is terminated by mutual consent, this Agreement will become null and void without any liability of either party or any of their investment portfolios to the other; provided, however, that if such termination is by Wachovia pursuant to Section 17.01(a) as a result of a breach by MarketWatch of any of its representations, warranties or covenants in this Agreement, or such termination is by MarketWatch pursuant to Section 17.01(b) as a result of a breach by Wachovia of any of its representations, warranties or covenants in this Agreement, nothing herein shall affect the non-breaching party's right to damages on account of such other party's breach.

    XVIII. AMENDMENT AND WAIVER. At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the Acquired Portfolio's shareholders, (a) the parties hereto may, by written agreement authorized by the Board of Trustees of Wachovia and the Board of Trustees of MarketWatch or their duly authorized officers and with or without the approval of their shareholders, amend any of the provisions of this Agreement, and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by any duly authorized officer of the waiving party with or without the approval of such party's shareholders).

    XIX. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of law principles otherwise applicable therein; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    XX. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by either party without the consent of the other party.

    XXI. BENEFICIARIES. Nothing contained in this Agreement shall be deemed to create rights in or eliminate liabilities of persons not parties hereto, other than the successors and permitted assigns of the parties.

    XXII.  MARKETWATCH LIABILITY.

    22.01 The names "MarketWatch Funds" and "Board of Trustees of MarketWatch Funds" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under the MarketWatch Declaration, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of MarketWatch. The obligations of MarketWatch entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of MarketWatch personally, but bind only the trust property, and all persons dealing with any portfolio of shares of MarketWatch must look solely to the trust property belonging to such portfolio for the enforcement of any claims against MarketWatch.

    22.02 Both parties specifically acknowledge and agree that any liability of MarketWatch under this Agreement with respect to the Acquired Portfolio, or in connection with the transactions contemplated herein with respect to the Acquired Portfolio, shall be discharged only out of the assets of the Acquired Portfolio and that no other portfolio of MarketWatch shall be liable with respect thereto.

    XXIII.  WACHOVIA LIABILITY.

    23.01 The names "The Wachovia Funds" and "Board of Trustees of The Wachovia Funds" refer, respectively, to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under the Wachovia Declaration, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of Wachovia. The obligations of Wachovia entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of Wachovia personally, but bind only the trust property, and all persons dealing with any portfolio of shares of Wachovia must look solely to the trust property belonging to such portfolio for the enforcement of any claims against Wachovia.

    23.02 Both parties specifically acknowledge and agree that any liability of Wachovia under this Agreement with respect to the Acquiring Portfolio, or in connection with the transactions contemplated herein with respect to the Acquiring Portfolio, shall be discharged only out of the assets of the Acquiring Portfolio and that no other portfolio of Wachovia shall be liable with respect thereto.

    XXIV. NOTICES. All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a nationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

    If to Wachovia:

    The Wachovia Funds
    c/o Gail Cagney, Esq.
    Federated Investors
    Federated Investors Tower
    1001 Liberty Avenue
    Pittsburgh, PA 15222-3779

    Telecopier Number: (412) 288-8141

    With a copy to:

    Donald W. Smith, Esq.
    Kirkpatrick & Lockhart LLP
    1800 Massachusetts Avenue, N.W.
    Washington, DC 20036-1800

    Telecopier Number: (202) 778-9100

    If to MarketWatch:

    MarketWatch Funds
    c/o Walter B. Grimm
    BISYS Fund Services
    3435 Stelzer Road
    Columbus, OH 43219-3035
    Telecopier Number: (614) 470-8712

    With a copy to:

    Christina T. Simmons, Esq.
    Drinker Biddle & Reath LLP
    Philadelphia National Bank Building
    1345 Chestnut Street
    Philadelphia, PA 19107

    Telecopier Number: (215) 988-2757

    XXV. EXPENSES. Each party shall be responsible for the payment of all of its respective expenses incurred in connection with this Agreement and the transactions contemplated hereby. Such expenses include (i) expenses incurred in connection with entering into and carrying out the provisions of this Agreement,
(ii) expenses associated with preparing and filing the Proxy, (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Class A Shares to be issued in connection herewith in each state in which the Shareholders are resident as of the date of the mailing of the Proxy to the Acquired Portfolio's shareholders, (iv) printing and postage expenses, (v) legal and accounting fees, and (vi) solicitation costs.

    XXVI. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

    XXVII. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

                                          THE WACHOVIA FUNDS

ATTEST:

--------------------------------------    By:
                                          --------------------------------------

                                          MARKETWATCH FUNDS

ATTEST:

--------------------------------------    By:
                                          --------------------------------------

                                                                     APPENDIX II

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

    The investment objectives of the MarketWatch Intermediate Fixed Income Fund ("Old Income Fund"), the MarketWatch Equity Fund ("Old Equity Fund") and the MarketWatch Virginia Municipal Bond Fund ("Old Virginia Fund") (collectively, the "Old Funds") are identical to the investment objectives of the Wachovia Intermediate Fixed Income Fund ("New Income Fund"), the Wachovia Growth & Income Fund ("New Equity Fund") and the Wachovia Virginia Municipal Bond Fund ("New Virginia Fund"), respectively (collectively, the "New Funds"). (The Old Funds and the New Funds are collectively referred to in this Appendix II as the "Funds.") The investment policies and limitations of each Old Fund are extremely similar, but not identical, to the investment policies and limitations of the corresponding New Fund. Set forth below is a discussion that summarizes the investment objectives, policies and limitations, and relevant risks, of each Old Fund and the corresponding New Fund, and identifies any significant differences.

INVESTMENT POLICIES AND RISKS--GENERAL

    The investment objective of each of the Old Funds and the New Funds is fundamental, meaning that it may not be changed without the vote of the holders of a majority of the respective Fund's outstanding shares (as defined in the 1940 Act). Unless otherwise indicated, the investment policies of the Old Funds and the New Funds are not fundamental and may be changed by the Board of Trustees of MarketWatch, Wachovia or Wachovia Municipal, as applicable.

    Because of the similarities of the investment objectives, policies and limitations of each Old Fund and the corresponding New Fund, management believes that an investment in a New Fund involves risks that are similar to those of the corresponding Old Fund. These investment risks include those typically associated with investing in a diversified portfolio of either fixed income securities (in the case of the Old Income Fund and the New Income Fund (collectively, the "Income Funds")) or equity securities (in the case of the Old Equity Fund and the New Equity Fund (collectively, the "Equity Funds")), and in a non-diversified portfolio of state specific municipal securities (in the case of the Old Virginia Fund and the New Virginia Fund (collectively, the "Virginia Funds")).

    There are differences, however, between the investment policies and limitations of the Old Funds and the New Funds, as described below. These differences can result in varied risks. For example, while the Income Funds will only invest in investment grade corporate debt securities, i.e., corporate debt securities rated in one of the four highest rating categories assigned by one or more nationally recognized statistical rating organizations (each an "NRSRO"), or, if unrated, determined by Wachovia Bank to be of comparable quality, the Old Income Fund may invest an unlimited percentage of its total assets in fixed income securities rated, at the time of purchase, in the fourth highest rating category, whereas the New Income Fund is limited to investing 5% of the Fund's total assets in securities rated in that rating category. Fixed income securities rated in the lowest investment grade rating category do not have outstanding investment characteristics and may have speculative characteristics as well.

    The Old Funds may acquire puts with respect to their portfolio securities, and may also purchase or sell index options (and options on securities indices) for hedging purposes. The New Income Fund and the New Equity Fund may purchase put and call options, futures, and options on futures for hedging purposes, and the New Equity Fund may purchase stock index futures contracts. In addition, the New Income Fund may invest in futures on foreign government debt obligations for speculative purposes. Unlike the Old Funds, the New Income Fund and the New Equity Fund may also purchase and write listed and unlisted options, including over-the-counter options. If either the New Income Fund or the New Equity Fund uses these investment techniques, there is the risk that the prices of the securities subject to the options or futures may not correlate perfectly with the prices of the securities in the Fund's portfolio. In addition, it is not certain a secondary market for positions in futures contracts or for options will exist at all times.

    The Income Funds may purchase mortgage-related asset-backed securities. Both Funds may also purchase non-mortgage-related asset-backed securities, which involve certain risks that are not presented by mortgage-related asset-backed securities arising primarily from the nature of the underlying collateral (i.e. credit card receivables and automobile loan receivables as opposed to mortgage loans or interests in mortgage loans).

    The Equity Funds may invest in securities of foreign issuers, either directly (in the case of the New Equity Fund) or indirectly (in the case of both Equity Funds). There may be certain risks associated with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less conformity in accounting and reporting requirements, and the possibility that there will be less information on such securities and the issuers available to the public. As a matter of investment practice, the New Equity Fund will not directly invest in the securities of a foreign issuer if any of these risks appears to Wachovia Bank to be substantial.

    The Funds may enter into repurchase agreements and reverse repurchase agreements. Default by a counterparty to a repurchase agreement could expose a Fund to loss because of adverse market action or possible delay in disposing of the underlying collateral. Reverse repurchase agreements are subject to the risk that the market value of the securities sold by a Fund will decline below the repurchase price which the Fund is obligated to pay.

    The per share price of each Fund will fluctuate with changes in the value of the investments held by that Fund. In the case of the Income Funds and the Virginia Funds, the market value of fixed income securities generally will vary inversely to changes in prevailing interest rates.

    There is no assurance that any Fund will achieve its investment objective.

OLD INCOME FUND AND NEW INCOME FUND

    The investment objective of the Old Income Fund and the New Income Fund is to seek to provide current income consistent with preservation of capital. Under normal market conditions, the Income Funds invest substantially all, but in no event less than 65%, of the value of their total assets in fixed income securities with stated maturities or estimated average lives of 10 years or less. The instruments purchased by the Income Funds will generally have a stated or remaining maturity within the maximum maturity established for the Income Funds, or may have an unconditional redemption feature that would permit the Income Fund to require the issuer of the security to redeem the security within the 10-year period from the date of purchase by the Fund. Each Income Fund may also acquire portfolio securities with stated or remaining maturities in excess of the Fund's maximum maturity if the Fund also acquires an unconditional put to sell the security within the 10-year period. Each Income Fund maintains a dollar-weighted average portfolio maturity of 3 to 10 years.

    Wachovia Bank, in managing the Old Income Fund and the New Income Fund, purchases and sells securities using a discretionary investment process which complies with the investment objective and policies of each Income Fund.

    The Old Income Fund and the New Income Fund invest in investment grade securities, i.e. securities rated at the time of purchase in the four highest rating categories assigned by an NRSRO or, if unrated, determined by Wachovia Bank to be of comparable quality. However, the New Income Fund is limited to investing up to 5% of its total assets in fixed income securities rated in the fourth highest investment grade rating category assigned by an NRSRO (or of comparable quality, as determined by Wachovia Bank), whereas the Old Income Fund may invest up to all of its total assets in fixed income securities falling within this rating category. Fixed income securities with the lowest investment grade rating do not have outstanding investment characteristics and may have speculative characteristics as well.

    The fixed income securities in which the Income Funds may invest include fixed and variable (or floating) rate bonds, notes, and debentures. These fixed income securities may include domestic issues of corporate debt obligations (subject to the quality parameters described above), and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Income Funds may also invest in warrants, demand master notes, and commercial paper rated in the highest rating category assigned by an NRSRO (or judged to be of comparable quality by Wachovia Bank). The Income Funds may also invest in high quality money market instruments or time and savings deposits (such as certificates of deposit and bankers' acceptances). The New Income Fund (but not the Old Income Fund) may invest in convertible securities (including securities convertible into or exchangeable for preferred stock). The Old Income Fund (but not the New Income Fund) may invest in state, municipal or industrial revenue bonds. The Income Funds may purchase fixed income securities that have warrants or options attached.

    The Income Funds may invest in mortgage-backed securities, mortgage-related securities, and asset-backed securities, including collateralized mortgage obligations ("CMOs"). The Old Income Fund may invest in such securities provided the securities are rated, at the time of purchase, in one of the four highest rating categories assigned by an NRSRO, or determined to be of comparable quality by Wachovia Bank. The New Income Fund may invest in CMOs rated in the highest rating category assigned by an NRSRO, or determined by Wachovia Bank to be of comparable quality, and may invest up to 5% of its total assets in CMOs rated in one of the four highest rating categories assigned by an NRSRO, or determined to be of comparable quality by Wachovia Bank. The New Income Fund may invest in asset-backed securities rated in one of the three highest rating categories assigned by an NRSRO, or determined by Wachovia Bank to be of comparable quality, and may invest up to 5% of its total assets in asset-backed securities rated in one of the four highest rating categories assigned by an NRSRO, or determined by Wachovia Bank to be of comparable quality.

    The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of 40 years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by an Income Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict.

    The collateral supporting non-mortgage-related asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Non-mortgage-related asset-backed securities involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to mortgage loans or interests in mortgage loans). For example, credit card receivables are generally unsecured and the repossession of automobiles and other personal property upon the default of the debtor may be difficult or impracticable in some cases. The New Income Fund may also invest in participations in certificates of pools of mortgages.

    The New Income Fund (but not the Old Income Fund) may purchase put and call options, provided the options are listed on a recognized options exchange. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the option writer. The New Income Fund (but not the Old Income
Fund) may also write covered call options and covered put options listed on a recognized options exchange. These transactions are subject to the limitation that not more than 5% of the value of the New Income Fund's total assets will be invested in premiums on open put positions. The New Income Fund may also purchase and write unlisted over-the-counter options which are not subject to the protections afforded purchasers of exchange-traded options. The Old Income Fund (but not the New Income Fund) may purchase or sell index options (or options on securities indices).

    The Income Funds may, at the time of purchasing a fixed income security, also acquire a put with respect to such security. The Income Funds will only acquire puts from banks and broker-dealers that Wachovia Bank has determined are creditworthy. The Income Funds will acquire puts solely to shorten the maturities of the fixed income securities held in the Funds' portfolios.

    The New Income Fund (but not the Old Income Fund) may purchase and sell futures contracts and options on futures contracts as a hedge against anticipated changes in interest rates or market conditions. The New Income Fund will not purchase or sell futures contracts or related options for hedging purposes if, immediately after purchase, the aggregate initial margin deposits and premiums paid by the New Income Fund on its open futures and options positions exceeds 5% of the New Income Fund's total assets. When futures and related options are used as a hedging device by the New Income Fund, there is a risk that the prices of the securities subject to the futures contract may not correlate with the prices of the Fund's investment securities. This may cause the futures contract and any related options to react differently than the New Income Fund's investment securities to market changes. In addition to entering into futures contracts and options on futures contracts for hedging purposes, the New Income Fund may invest in futures contracts on foreign government debt obligations. The New Income Fund's investment in these latter types of futures contracts will be primarily for speculative purposes. These contracts implicate currency risk and the risks involved in investing in foreign issuers (i.e., future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws or restrictions), in addition to the risks described above.

    The Old Income Fund may hold, for temporary defensive purposes, up to 100% of its total assets in money market instruments and repurchase agreements when, in Wachovia Bank's opinion, it is in the best interests of the Old Income Fund to do so. The New Income Fund may, for temporary defensive purposes (up to 100% of its total assets) and to maintain liquidity (up to 35% of its total assets), invest in commercial paper rated in the highest rating category by an NRSRO, money market instruments (such as bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign banks and savings and loan associations), obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements.

    The Old Income Fund may purchase "stripped" securities limited to stripped U.S. Treasury obligations. Stripped securities are issued at a discount to their face value and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

    The Income Funds may purchase securities on a "when issued" or "delayed delivery" basis. The Old Income Fund may purchase such securities without limitation, whereas the New Income Fund will not engage in such transactions to an extent that would cause the segregation of more than 20% of the total value of the New Income Fund's assets. The Income Funds may enter into repurchase and reverse repurchase agreement transactions, lend their portfolio securities and invest in the securities of other investment companies. MarketWatch has obtained an exemptive order (the "Order") from the SEC that permits the Old Income Fund to invest in the other MarketWatch Funds (except the Money Market Fund) in accordance with the limitations contained in the 1940 Act for an investment company to purchase shares of another investment company. Wachovia has not obtained a similar order and hence, the New Income

Fund generally may not invest in the other portfolios of the Wachovia Fund Group. Neither Income Fund will invest more than 15% of the value of its net assets in illiquid securities.

OLD EQUITY FUND AND NEW EQUITY FUND

    The investment objective of the Equity Funds is to seek to provide total return through growth of capital and current income. Each Equity Fund pursues its investment objective by investing primarily in a professionally-managed and diversified portfolio of equity securities. Under normal market conditions, each Equity Fund invests substantially all, but in no event less than 65%, of its total assets in equity securities.

    In managing the Old Equity Fund and the New Equity Fund, Wachovia Bank selects securities based on a number of factors, including return on equity, price to earnings ratio, dividend paying ability and liquidity. The securities in which the Equity Funds invest may be expected to produce some income, but income alone is not the primary criterion for the securities' selection by Wachovia Bank for inclusion in the Equity Funds' portfolios.

    The portfolio securities in which the Old Equity Fund and the New Equity Fund may invest include common and preferred stocks of U.S. companies which are either listed on a national securities exchange, or which are unlisted but traded in the over-the-counter markets and considered by Wachovia Bank to have an established market. The Equity Funds may invest in convertible securities, warrants and puts to purchase common stocks. Wachovia Bank will purchase a convertible security for an Equity Fund when Wachovia Bank believes the price and yield of the convertible security is favorable compared with the price and yield of the common stock.

    As with other mutual funds that invest in equity securities, the Old Equity Fund and the New Equity Fund are subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time. The U.S. equity market tends to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

    The Old Equity Fund and the New Equity Fund may indirectly invest in foreign securities through the purchase of American Depository Receipts of foreign companies traded on the New York Stock Exchange or in the over-the-counter markets and the purchase of European Depository Receipts (sometimes also referred to as Continental Depository Receipts), which are receipts, issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. The Old Equity Fund limits its investments in foreign securities to less than 5% of its total assets. The New Equity Fund may also invest directly in the securities of foreign issuers.

    Both the Old Equity Fund and the New Equity Fund may invest in fixed income securities rated A or better by an NRSRO (or judged to be comparable quality, as determined by Wachovia Bank). These securities are subject to the risks described above.

    The Old Equity Fund and the New Equity Fund may purchase put and call options, provided the options are listed on a recognized options exchange. As described above, purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the option writer. Both Equity Funds may utilize index options. The Equity Funds may also write covered call options and covered put options listed on a recognized options exchange. These transactions are subject to the limitation that, in the case of the Old Equity Fund, the underlying value of the Fund's portfolio securities subject to index options or covered call options may not exceed 25% of its net assets. In the case of the New Equity Fund, not more than 5% of the Fund's total assets will be invested in premiums on open put option positions. The New Equity Fund (but not the Old Equity Fund) may purchase and sell futures contracts and options on futures contracts as a hedge against anticipated changes in market conditions. The New Equity Fund may utilize stock index futures contracts, options and options on futures contracts, subject to the limitation that the value of these future contracts and options will not exceed 20% of the Fund's total assets. The risks of these investment techniques are described above.

    The Old Equity Fund may hold, for temporary defensive purposes, up to 100% of its total assets in money market instruments and repurchase agreements when, in Wachovia Bank's opinion, it is in the best interests of the Fund to do so. The New Equity Fund may, for temporary defensive purposes (up to 100% of its total assets) and to maintain liquidity (up to 35% of its total assets), invest in commercial paper rated in the highest rating category by an NRSRO, money market instruments (such as bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign banks and savings and loan associations), obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements.

    The Equity Funds may purchase securities on a "when issued" or "delayed delivery" basis. The Old Equity Fund may purchase such securities without limitation, whereas the New Equity Fund will not engage in such transactions to an extent that would cause the segregation of more than 20% of the total value of the New Equity Fund's assets. Both Equity Funds may enter into repurchase and reverse repurchase agreement transactions, lend their portfolio securities and invest in the securities of other investment companies. As permitted by the Order, the Old Equity Fund may invest in the other MarketWatch Funds (except the Money Market Fund) in accordance with the limitations contained in the 1940 Act for an investment company to purchase shares of another investment company. Wachovia has not obtained a similar order and hence, the New Equity Fund generally may not invest in affiliated investment companies, but may invest in other investment companies in accordance with the 1940 Act. Neither Equity Fund will invest more than 15% of the value of its net assets in illiquid securities.

OLD VIRGINIA FUND AND NEW VIRGINIA FUND

    The investment objective of the Virginia Funds is to seek to provide as high a level of current income that is exempt from federal regular income tax and the income tax imposed by the Commonwealth of Virginia as is consistent with the preservation of capital. Under normal market conditions, the Old Virginia Fund invests at least 80% of its net assets in high-grade debt obligations issued by or on behalf of the Commonwealth of Virginia and the territories and possessions of the United States and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Virginia income tax ("Municipal Securities"). At least 65% of the Old Virginia Fund's total assets are invested in Municipal Securities issued by or on behalf of the Commonwealth of Virginia and its political subdivisions, municipalities and public authorities ("Virginia Municipal Securities"). As a matter of investment policy that may not be changed without shareholder approval, the New Virginia Fund will invest its assets so that, under normal circumstances, at least 80% of its total assets are invested in Virginia Municipal Securities. There are no maturity limits with respect to the securities that the Virginia Funds may purchase.

    Virginia Municipal Securities include revenue bonds, the interest on and principal of which are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenue of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds; the industry which is the beneficiary of such bonds is generally the only source of payment for the bonds.

    Although the Old Virginia Fund does not intend to do so on a regular basis, the Fund may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by Wachovia Bank. To the extent that more than 25% of the Old Virginia Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, the Old Virginia Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated. The New Virginia Fund does not possess a similar flexibility to concentrate.

    The Virginia Municipal Securities which may be purchased by the Old Virginia Fund and the New Virginia Fund are subject to similar, but not identical, quality standards. In the case of the Old Virginia Fund, the Fund may purchase Virginia Municipal Securities: (i) rated in one of the four highest rating categories assigned by an NRSRO, in the case of bonds; (ii) rated in one of the two highest rating categories assigned by an NRSRO, in the case of notes and variable rate demand notes; (iii) rated in the highest rating category assigned by an NRSRO, in the case of tax-exempt commercial paper; or (iv) unrated obligations if, in Wachovia Bank's opinion, the obligations are of comparable quality to rated obligations that are eligible for purchase by the Old Virginia Fund.

    In the case of the New Virginia Fund, the Fund may purchase Virginia Municipal Securities: (i) rated in the top three rating categories assigned by an NRSRO; (ii) with respect to 5% of the Fund's total assets, rated in the fourth highest rating category assigned by an NRSRO; or (iii) unrated but determined to be of comparable quality by Wachovia Bank. In addition, the New Virginia Fund may purchase two other categories of Virginia Municipal Securities which are not contemplated by the Old Virginia Fund. These are: (i) securities which are secured by an irrevocable escrow of direct obligations of the U.S. government; and (ii) securities which are insured by a municipal bond insurance company which is rated in the highest rating category assigned by an NRSRO. In this regard, the New Virginia Fund may purchase Virginia Municipal Securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such Securities. The insured Virginia Municipal Securities acquired by the New Virginia Fund are either: (i) covered by an insurance policy applicable to a particular Virginia Municipal Security, whether obtained by the issuer of the security or by a third-party, or (ii) insured under master insurance policies issued by municipal bond insurers meeting the New Virginia Fund's quality parameters described above. The New Virginia Fund will require or obtain municipal bond insurance when purchasing any Virginia Municipal Securities that would not otherwise meet the Fund's quality standards. Wachovia Bank anticipates that between 30% and 60% of the New Virginia Fund's net assets will be invested in Virginia Municipal Securities that are insured.

    A portion of the interest from certain Virginia Municipal Securities owned by the Virginia Funds may be treated as a preference item for purposes of the federal alternative minimum tax. Thus, depending on their tax status, certain shareholders of the Virginia Funds may be subject to the alternative minimum tax on that part of the distributions of the Old Virginia Fund or the New Virginia Fund that are derived from such securities.

    The Old Virginia Fund and the New Virginia Fund are non-diversified investment portfolios for purposes of the 1940 Act. As such, there is no limit in the percentage of assets that either Virginia Fund may invest in any single issuer. An investment in either Virginia Fund will entail greater risk than would exist in a diversified investment company because the higher percentage of investments among fewer issuers by the Virginia Funds may result in greater fluctuation in the total market value of either Fund's portfolio. Any economic, political or regulatory developments affecting the value of the securities in a Virginia Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers. Furthermore, because the Virginia Funds invest primarily in Virginia Municipal Securities, the performance of the Virginia Funds is closely tied to the general economic conditions within particular industries and geographic areas located within the Commonwealth of Virginia.

    The value of the Virginia Funds' portfolio securities and the Virginia Funds' shares will generally vary inversely with changes in prevailing interest rates. Because the Virginia Funds invest in fixed income securities, they are subject to interest rate risks to the extent that market interest rates increase.

    The Old Virginia Fund (but not the New Virginia Fund) may acquire puts with respect to Municipal Securities held in the Fund's portfolio. The Old Virginia Fund acquires puts solely to facilitate portfolio liquidity, to shorten the maturity of the underlying securities, or to permit the investment of the Fund's assets at a more favorable rate of return. In addition, the Old Virginia Fund (but not the New Virginia Fund) may purchase or sell index options.

    For temporary defensive purposes or if suitable tax-exempt securities are not available, the Virginia Funds may invest all or a portion of its assets in taxable obligations when, in Wachovia Bank's opinion, it is in the best interests of the Virginia Funds to do so. These taxable temporary obligations include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; certificates of deposit (both Virginia Funds) and bankers' acceptances (in the case of the Old Virginia Fund); commercial paper otherwise meeting the Funds' quality standards; and notes issued by or on behalf of municipal or corporate issuers and other debt securities (in the case of the New Virginia Fund). There is no current intention, by the Virginia Funds, of generating income subject to the federal regular income tax.

    The Virginia Funds may purchase securities on a "when issued" or "delayed delivery" basis. The Old Virginia Fund may purchase such securities without limitation, whereas the New Virginia Fund will not engage in such transactions to an extent that would cause the segregation of more than 20% of the total value of the New Virginia Fund's assets. The Virginia Funds may enter into repurchase agreements and reverse repurchase agreement transactions, lend portfolio securities and invest in the securities of other investment companies. In the case of the Old Virginia Fund, such investments may be made in other MarketWatch Funds, in accordance with the Order. Neither Virginia Fund will invest more than 15% of the value of its net assets in illiquid securities.

INVESTMENT LIMITATIONS OF THE OLD FUNDS AND THE NEW FUNDS

    No Fund may change its fundamental investment limitations without the affirmative vote of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund. The investment limitations of the Income Funds, the Equity Funds and the Virginia Funds are similar, but not identical.

    Each of the Income Funds and the Equity Funds is a diversified investment portfolio and, therefore, each Fund has a fundamental policy limiting investments in securities of any one issuer (other than cash, cash items or securities issued by the U.S. government, its agencies and instrumentalities, and repurchase agreements collateralized by such securities, in the case of the New Income Fund and the New Equity Fund; and other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, in the case of the Old Income Fund and the Old Equity Fund) to 5% of the value of each Fund's total assets, and further specifying that none of the above-mentioned Funds may acquire more than 10% of the outstanding voting securities of any one issuer (and further, in the case of the Old Income and Old Equity Funds, prohibiting each Fund from holding more than 10% of any class of securities of an issuer), except that up to 25% of the value of each Fund's total assets may be invested without regard to these restrictions.

    The New Virginia Fund is a non-diversified investment portfolio, and is not subject to the foregoing limitation. The Old Virginia Fund is also a non-diversified investment portfolio, and will not purchase securities of any one issuer if, immediately after such purchase, more than 5% of the value of the Old Virginia Fund's total assets would be invested in such issuer, except that up to 50% of the value of the Old Virginia Fund's total assets may be invested without regard to this 5% restriction, provided, however, that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer, and further provided, however, that these restrictions do not apply to obligations issued or guaranteed by the U.S. government, the Commonwealth of Virginia and their agencies, authorities, instrumentalities and political subdivisions.

    The Old Funds may not borrow money or issue senior securities, except that each Old Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the Old Fund's total assets at the time of such borrowing. The Old Funds will not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of an Old Fund's total assets at the time of its borrowing. The Old Funds will not purchase securities while their borrowings, including reverse repurchase agreements, exceed 5% of their total assets.

    The New Equity Fund and the New Income Fund will not borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, either New Fund may borrow up to one-third of the value of its total assets and pledge, mortgage or hypothecate up to the lesser of the dollar amount borrowed or 15% of the value of the Fund's total assets, at the time of any borrowing, to secure permitted borrowings. For purposes of this limitation, the New Income Fund and the New Equity Fund do not deem the following to be pledges: margin deposits for the purchase and sale of futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis. The New Virginia Fund will not borrow money or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings.

    The investment limitations described in the preceding paragraphs are fundamental with respect to both the Old Funds and the New Funds.

    The Old Funds will not make loans, except that: (i) the Old Funds may lend portfolio securities, provided that the aggregate of all outstanding loans of an Old Fund does not exceed 30% of the value of its total assets; and (ii) the Old Funds may enter into repurchase agreements. The New Funds will not lend any of their assets, except portfolio securities up to one-third of the value of each New Fund's total assets. This shall not prevent the New Income Fund from purchasing or holding U.S. government obligations, money market instruments, demand master notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies and limitations, nor shall it prevent the New Virginia Fund from acquiring publicly or non-publicly issued municipal bonds or temporary investments or from entering into repurchase agreements in accordance with the New Virginia Fund's investment objective, policies and limitations. The foregoing limitations on lending securities or cash are fundamental limitations for both the Old Funds and the New Funds.

    The Old Equity Fund and the Old Income Fund may not purchase any securities which would cause more than 25% of the value of each Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no restriction with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government, its agencies or instrumentalities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The Old Virginia Fund may not purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this restriction shall not apply to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities (and repurchase agreements secured by obligations of the U.S. government, its agencies, or instrumentalities) or to Municipal Securities or governmental guarantees of Municipal Securities.

    The New Equity Fund and the New Income Fund will not invest 25% or more of the value of their total assets in any one industry, except that either New Fund may invest 25% or more of the value of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities. The New Virginia Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in industrial development bonds or other securities, the interest upon which is paid from revenues of similar type projects. The New Virginia Fund may invest 25% or more of the value of its total assets in cash, cash items, or securities issued or guaranteed by the government of the United States, its agencies, or instrumentalities and repurchase agreements collateralized by such U.S. government securities. The foregoing investment limitations with respect to concentration of investments are fundamental investment limitations as to the Old Funds and the New Funds.

    The Old Funds may not purchase or sell real estate, although the Old Equity Fund and the Old Income Fund may invest in marketable securities of companies engaged in real estate activities. The New Equity Fund and the New Income Fund will not buy or sell real estate, including limited partnership interests, although either New Fund may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate. The New Virginia Fund will not buy or sell real estate, although the Fund may invest in municipal bonds secured by real estate or interests in real estate. The foregoing investment limitations with respect to investments in real estate are fundamental as to both the Old Funds and the New Funds.

    The Old Funds may not underwrite securities issued by other persons, except to the extent that an Old Fund may be deemed to be an underwriter under certain securities laws in the disposition of restricted securities. The New Income Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations. The New Equity Fund and the New Virginia Fund will not underwrite any issue of securities, except as either New Fund may be deemed to be an underwriter under the 1933 Act in connection with the sale of securities which either New Fund may purchase pursuant to its investment objective, policies and limitations. The foregoing limitations on underwriting are fundamental as to both the Old Funds and the New Funds.

    The Old Funds may not purchase or sell commodities or commodity contracts. The New Income Fund may not purchase or sell commodities, commodity contracts, or commodity futures contracts, except to the extent the Fund may engage in transactions involving futures contracts and related options. The New Equity Fund will not purchase or sell commodities, commodity contracts or commodity futures contracts. However, the New Equity Fund may purchase put options on stock index futures, put options on financial futures, stock index futures contracts, and put options on portfolio securities, and may write covered call options. The New Virginia Fund will not buy or sell commodities, commodity contracts or commodity futures contracts. The foregoing investment limitations on investing in commodities are fundamental investment limitations as to the Old Funds and the New Funds.

    The New Funds may not purchase securities of companies for the purpose of exercising control. The foregoing limitations are non-fundamental as to the New Funds. The Old Funds are not subject to a similar limitation.

    The Old Funds may not enter into repurchase agreements with maturities in excess of seven days if such investments, together with other instruments owned by an Old Fund that are not readily marketable or are otherwise illiquid, exceed 15% of the Old Fund's net assets. The New Funds will not invest more than 10% of their total assets in securities subject to restrictions on resale under the 1933 Act, except for certain restricted securities which meet the criteria for liquidity as established by the Wachovia Fund Group's trustees. The New Funds will not invest more than 15% of their net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, non-negotiable time deposits with maturities over seven days, and certain securities not determined under guidelines established by the Wachovia Fund Group's trustees to be liquid. The foregoing investment limitations with respect to illiquid and restricted securities are non-fundamental as to both the Old Funds and the New Funds.

    The Old Funds may not invest more than 5% of their total assets in puts, calls, straddles, spreads or any combination thereof. The New Equity Fund and the New Income Fund will not purchase put options on securities, other than put options on stock indices, unless the securities are held in the Funds' portfolios and not more than 5% of the value of either Fund's total assets would be invested in premiums on open put positions. The New Virginia Fund will not buy or sell puts, calls, straddles, spreads or any combination thereof. The New Funds will not write call options on securities unless the securities are held in a New Fund's portfolio or unless a Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The foregoing investment limitations are non-fundamental with respect to the Old Funds and the New Funds.

    Neither the Old Funds nor the New Funds may purchase securities on margin, make short sales of securities or maintain a short position, except that (i) each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (ii) this limitation shall not apply to the New Equity Fund's and the New Income Fund's transactions in options and futures contracts and related options; and (iii) with respect to the New Equity Fund and the New Income Fund, the deposit or payment of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin. The foregoing limitations are fundamental as to the New Funds, but are non-fundamental for the Old Funds.

    The Old Funds and the New Funds will not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, reorganization, or to the extent permitted by the 1940 Act and the SEC. The foregoing limitations are non-fundamental as to both the Old Funds and the New Funds.

                                                                    APPENDIX III

                     SHAREHOLDER TRANSACTIONS AND SERVICES

    This Appendix compares the shareholder transactions and services that are available in connection with: (1) Class A Shares and Class Y Shares of the New Funds, and (2) shares of the Old Funds. The term "Wachovia Fund Group" refers to the funds offered by both The Wachovia Funds and by The Wachovia Municipal Funds, including the New Funds.

A.  GENERAL

    1.  SALES CHARGES AND EXEMPTIONS

    THE NEW FUNDS--CLASS A SHARES AND CLASS Y SHARES

    (a) Class A Shares of the New Funds are sold with a maximum 4.50% front-end sales charge, subject to the following graduated sales charge schedule:

                                                                  SALES LOAD AS     SALES LOAD AS
                                                                  A PERCENTAGE      A PERCENTAGE
                                                                    OF PUBLIC       OF NET AMOUNT
                     AMOUNT OF TRANSACTION                       OFFERING PRICE       INVESTED
---------------------------------------------------------------  ---------------  -----------------
Less than $100,000.............................................          4.50%             4.71%
$100,000 but less than $250,000................................          3.75%             3.90%
$250,000 but less than $500,000................................          2.50%             2.56%
$500,000 but less than $750,000................................          2.00%             2.04%
$750,000 but less than $1 million..............................          1.00%             1.01%
$1 million or more.............................................          0.25%             0.25%

    (b) The New Funds offer sales charge exemptions to the following classes of shareholders: (1) investment advisers registered under the Investment Advisers Act of 1940, purchasing on behalf of their clients; (2) Wachovia Bank or its affiliates, for funds which are held in a fiduciary, advisory, agency, custodial, or similar capacity, and for which Wachovia Bank, an affiliate or a third party provides shareholder services for a fee paid by one of the funds in the Wachovia Fund Group; and (3) trustees, officers, directors and retired directors, advisory board members, employees and retired employees of any of the funds in the Wachovia Fund Group, Wachovia Bank, the spouses and children under the age of 21 of such persons, and any trusts or individual retirement accounts operated for such persons. Class A Shares may also be purchased at net asset value by participants in certain qualified retirement plans for which Wachovia Bank had previously, but no longer, serves as administrator. Purchases made by or through qualified retirement plans (each a "Retirement Plan") which have in excess of an aggregate investment of $500,000 in certain Delaware Group Funds and any funds in the Wachovia Fund Group that are available through that Retirement Plan and purchases made by companies participating in the Retirement Plan that have at least 100 employees will be made at net asset value. No sales charge is imposed on Class A Shares purchased through "wrap accounts" or similar programs under which clients pay a fee for services. In addition, trustees, officers, directors and employees of Federated Securities Corp. and its affiliates, and any bank or investment dealer that has a sales agreement with Federated Securities Corp., may also purchase Class A Shares at their net asset value.

    The sales charge will not apply to purchases of Class A Shares made through the reinvestment of dividends and distributions on Class A Shares. The sales charge also will not apply to exchanges between funds in the Wachovia Fund Group, to the extent that a shareholder has a credit for previously paid sales charges on purchases of Class A Shares of a fund in the Wachovia Fund Group.

                                     III-1

    (c) Wachovia also offers quantity discounts and accumulated purchases, a letter of intent program, a reinvestment privilege and a concurrent purchases feature, each of which can reduce or eliminate the sales charge payable on Class A Share purchases of the New Funds.

    (d) Class Y Shares of the New Funds are sold without any sales charge.

    THE OLD FUNDS

    (a) Shares of the Old Funds are sold with a maximum 4.50% front-end sales charge, subject to the following graduated sales charge schedule:

                                                                                      DEALER DISCOUNT
                                                                                       AND BROKERAGE
                                                   SALES LOAD AS                      COMMISSIONS AS
                                                   PERCENTAGE OF    SALES LOAD AS A    PERCENTAGE OF
                                                  PUBLIC OFFERING  PERCENTAGE OF NET  PUBLIC OFFERING
             AMOUNT OF TRANSACTION                     PRICE        AMOUNT INVESTED        PRICE
------------------------------------------------  ---------------  -----------------  ---------------
Less than $100,000..............................          4.50%             4.71%             4.25%
$100,000 but less than $250,000.................          3.50%             3.63%             3.25%
$250,000 but less than $500,000.................          2.50%             2.56%             2.25%
$500,000 but less than $1,000,000... 1.50% 1.52%
  1.25%
$1,000,000 but less than $1,500,000.............          0.75%             0.76%             0.75%
$1,500,000 but less than $2,000,000.............          0.50%             0.50%             0.50%
$2,000,000 or more..............................          0.25%             0.25%             0.25%

    (b) The Old Funds offer sales charge exemptions to the following classes of shareholders: (1) existing shareholders of the Old Funds upon the automatic reinvestment of dividend and capital gains distributions; (2) trustees of MarketWatch and officers, directors, employees, and retired employees of (a) Central Fidelity and its affiliates and (b) BISYS and its affiliates, as well as spouses and children under the age of 21 of each of the foregoing; (3) employees (and their spouses and children under the age of 21) of any broker-dealer with which BISYS, as distributor of MarketWatch, enters into a dealer agreement to sell shares of the Old Funds; (4) investors for whom Central Fidelity or one of its affiliates acts in a fiduciary, advisory, or agency capacity and for whom purchases are made through Central Fidelity or its affiliates; (5) individuals who receive shares in connection with a distribution paid from a Central Fidelity Financial Services Group trust or agency account; (6) individuals who receive cash in connection with a distribution paid from a Central Fidelity Financial Services Group trust or agency account. This waiver applies only to the initial purchase of shares of the Old Funds with the total amount of cash received in the distribution; (7) orders placed on behalf of other investment companies distributed by The BISYS Group, Inc. or its affiliated companies; (8) banks, trust companies and thrift institutions purchasing shares in a fiduciary capacity and for which Central Fidelity or any of its affiliates acts in an advisory capacity; (9) broker-dealers and their affiliates purchasing shares in a fiduciary, advisory, custodial, agency or similar capacity for managed account programs or with the liquidation proceeds from such accounts; and (10) investors who have redeemed shares within the previous 365 days may reinvest an amount equal to all or a portion of the redemption proceeds in shares of the Old Funds within such 365 day period.

    The sales charge will not apply to purchases of shares made through the reinvestment of dividends and distributions. The sales charge also will not apply to exchanges between an Old Fund and another Old Fund to the extent that a shareholder has previously paid a sales charge on purchasing shares of the other Old Fund.

    (c) MarketWatch also offers rights of accumulation, a concurrent purchase program, and a letter of intent program that can reduce or eliminate the sales charge payable on share purchases of the Old Funds.

                                     III-2

B.  PURCHASE POLICIES

                                           NEW FUNDS                                   OLD FUNDS
                           ------------------------------------------  ------------------------------------------

Minimum Initial            CLASS A SHARES--$250 for initial purchases  - $1,000 for initial purchases.
Investments                of Class A Shares.                          - $500 for initial purchases made in
                           CLASS Y SHARES--$250 for initial purchases    connection with Individual Retirement
                           of Class Y Shares.                            Accounts and deferred contribution
                                                                         plans, including simplified employee,
                                                                         401(k), profit sharing and money
                                                                         purchase pension plans (collectively,
                                                                         Retirement Accounts), which minimum may
                                                                         be satisfied by investments in the Old
                                                                         Funds.
                                                                       - $100 for (a) employees (and their
                                                                         spouses and children under age 21) of
                                                                         (1) Central Fidelity or (2) any
                                                                         broker/dealer with which BISYS has
                                                                         entered into a dealer agreement to sell
                                                                         shares of the Old Funds (collectively,
                                                                         Employees), and (b) investors investing
                                                                         using the Auto Invest Plan.

Minimum Subsequent         CLASS A SHARES--$50 ($25 for subsequent     - $100.
Investments                purchases through a Systematic Investment   - $50 for Employees.
                           Program).                                   - $100 for Retirement Accounts, which
                           CLASS Y SHARES--$50 ($25 for subsequent       minimum may be satisfied by investments
                           purchases through a Systematic Investment     in the Old Funds.
                           Program).

Automatic Investment Plan  CLASS A SHARES--Shares may be purchased on  Shares may be purchased on a regular basis
                           a regular basis through automatic           once an account has been opened through
                           deductions of at least $25 from a           the Auto Invest Plan, with automatic
                           shareholder's checking account.             deductions from a shareholder's checking
                           CLASS Y SHARES--Shares may be purchased on  account in a minimum amount of $50.
                           a regular basis through automatic
                           deductions of at least $25 from a
                           shareholder's checking account.

Purchase Methods           CLASS A SHARES--Shares may be purchased     By mail, by telephone or by electronic
                           through the Trust Division of Wachovia      transfer or through broker/dealers that
                           Bank, Wachovia Investments, Inc. or         have established a dealer agreement with
                           authorized broker-dealers that have a       BISYS.
                           sales agreement with the distributor.
                           CLASS Y SHARES--Shares may be purchased
                           through the Trust Division of Wachovia
                           Bank.

                                     III-3

                                           NEW FUNDS                                   OLD FUNDS
                           ------------------------------------------  ------------------------------------------

Payment Methods            CLASS A SHARES--By check, by wire of        By check, money order or federal funds.
                           federal funds, or by debiting a customer's
                           account with Wachovia Bank.
                           CLASS Y SHARES--By check, by wire of
                           federal funds, or by debiting a customer's
                           account with Wachovia Bank.

    A shareholder in an Old Fund who, at the effective time of the Reorganization, meets the Old Fund's, but not the New Fund's, minimum investment requirement, will not be required to redeem a New Fund's Class A Shares received in connection with the Reorganization, unless the balance in the shareholder's account drops below the Old Fund's minimum as a result of redemptions.

    The New Funds and the Old Funds each reserve the right to reject any purchase order.

C.  REDEMPTION POLICIES

                                           NEW FUNDS                                   OLD FUNDS
                           ------------------------------------------  ------------------------------------------

Redemption Methods         CLASS A SHARES--By mail or telephone        Through BISYS Ohio by mail or telephone.
                           through Wachovia Bank, Wachovia
                           Investments, Inc., or the Wachovia Fund
                           Group.
                           CLASS Y SHARES--By mail or telephone
                           through Wachovia Bank or the Wachovia Fund
                           Group.

Payment Methods            CLASS A SHARES--By check or wire. Payment   By check or wire. Payment is normally made
                           is normally made within 3 business days,    within 3 business days.
                           but the Wachovia Fund Group may take up to
                           7 days to honor redemption requests.
                           CLASS Y SHARES--By check or wire. Payment
                           is normally made within 3 business days,
                           but the Wachovia Fund Group may take up to
                           7 days to honor redemption requests.

Automatic Withdrawal Plan  CLASS A SHARES--Yes ($10,000 minimum        Yes ($10,000 minimum balance/$100 minimum
                           account balance/$100 minimum per            per transaction).
                           transaction).
                           CLASS Y SHARES--Yes ($10,000 minimum
                           account balance/$100 minimum per
                           transaction).

    A shareholder of record may be required to redeem Class A Shares or Class Y Shares in a New Fund upon 30 days' written notice if the balance in the shareholder's account in the New Fund drops below $250 as the result of a redemption request. An Old Fund, upon 60 days' written notice, may redeem shares in any account if the account balance falls below $100. Each New Fund and each Old Fund may also redeem shares involuntarily when appropriate in light of its responsibilities under the 1940 Act, and may make payment for redemptions in securities in lieu of cash.

                                     III-4

D.  SHARE EXCHANGES.

                                           NEW FUNDS                                   OLD FUNDS
                           ------------------------------------------  ------------------------------------------

By Mail                    CLASS A SHARES--Yes.                        Yes.
                           CLASS Y SHARES--Yes.

By Telephone               CLASS A SHARES--Yes.                        Yes.
                           CLASS Y SHARES--Yes.

Minimum                    CLASS A SHARES--At least equal to minimum   At least equal to minimum required for the
                           required for the fund in the Wachovia Fund  Old for which shares are exchanged.
                           Group for which shares are exchanged.
                           CLASS Y SHARES--None.

    Class A Shares of a New Fund may be exchanged for Class A Shares of another fund in the Wachovia Fund Group. Class Y Shares of a New Fund may be exchanged for Class Y Shares of another fund in the Wachovia Fund Group.

    Shareholders in a fund in the Wachovia Fund Group who exchange into any fund of the Wachovia Fund Group, and shareholders of any fund of MarketWatch that exchange into another fund in MarketWatch, which latter fund imposes a sales charge, may be subject to such sales charge if applicable and not previously paid. Exchanges are only available in states where exchanges can lawfully be made from one portfolio to another, and must satisfy the requirements relating to the minimum initial investment in a portfolio. The New Funds and the Old Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege upon prior written notice to shareholders. MarketWatch has established a policy that limits to six the number of substantive exchange redemptions that a shareholder can make from an Old Fund during any calendar year.

    MarketWatch also offers a Systematic Exchange Program, which enables shareholders with a minimum initial balance of $5000 in the Money Market Fund to automatically exchange shares of the Money Market Fund for shares of an Old Fund.

E.  RESPONSIBILITY FOR TELEPHONE INSTRUCTIONS.

    The New Funds, the Old Funds and their respective service contractors may be liable for losses due to unauthorized or fraudulent telephone instructions if they do not follow reasonable procedures to verify the authenticity of such instructions.

                     II.  DIVIDENDS AND OTHER DISTRIBUTIONS

    The Old Funds distribute, and the New Funds will distribute, their net capital gains to shareholders at least annually. Dividends for the Old Income Fund, the Old Equity Fund and the Old Virginia Fund are, and for the New Income Fund will be, declared and paid monthly to all shareholders invested in the respective Funds. Dividends for the New Equity Fund will be declared and paid quarterly to all shareholders invested in the New Equity Fund. Dividends for the New Virginia Fund will be declared daily and paid monthly to all shareholders invested in the New Virginia Fund.

                                     III-5

                                                                   APPENDIX IV-1

                          INVESTMENT ADVISORY CONTRACT

    This Investment Advisory Contract is made as of the 9th day of March, 1992, between The Biltmore Funds, a Massachusetts business trust (the "Trust"), and WACHOVIA BANK OF NORTH CAROLINA, N.A. (the "Adviser").

    WHEREAS, the Trust is a Massachusetts business trust, consisting of one or more series ("Portfolios"), which operates as an open-end management investment company and will so register under the Investment Company Act of 1940, as amended ("1940 Act"); and

    WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services;

    WHEREAS, the Trust desires to retain the Adviser as investment adviser to those of its Portfolios which are identified in an exhibit hereto, and the Adviser is willing to render such services;

    NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto agree as follows:

    1.  APPOINTMENT OF ADVISER; SERVICES AND DUTIES.

        (a) The Trust hereby appoints the Adviser as investment adviser for each of the Portfolios of the Trust which executes an exhibit to this Contract, and the Adviser accepts the appointments. Subject to the direction of the Trustees of the Trust, the Adviser shall provide investment research and supervision of the investments of such Portfolios and conduct a continuous program of investment evaluation and of appropriate investment, sale or other disposition and reinvestment of the Portfolios' assets.

        (b) The Adviser shall direct the investments of each such Portfolio subject to and in accordance with the Portfolio's investment objective, policies, limitations and other provisions contained in the Portfolio's prospectus and statement of additional information, as amended from time to time, the Trust's Declaration of Trust and By-Laws, and any other directions and policies which the Trustees of the Trust may issue to the Adviser from time to time.

        (c) The Adviser shall provide to Federated Administrative Services ("FAS"), or arrange for the provision of, such information as FAS reasonably requests that is necessary to enable FAS to monitor the sale of Trust shares and ensure Trust shares are properly and duly registered with applicable state securities authorities.

    2.  EXECUTION AND ALLOCATION OF BROKERAGE

        (a) The Adviser, subject to the control and direction of the Trustees, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for each Portfolio, and to select the markets on or in which transactions will be executed. In acting pursuant to this paragraph 2, the Adviser will place orders through such brokers or dealers in conformity with the policies with respect to portfolio transactions set forth in the applicable Portfolio's prospectus and statement of additional information. It is understood that neither the Trust nor the Adviser will adopt a formula for allocation of each Portfolio's brokerage. It is understood that the Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for a Portfolio and for other clients in order to obtain the most favorable price and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients. The Adviser shall provide such reports as the

                                     IV-1-1

    Trustees may reasonably request with respect to each Portfolio's total brokerage and portfolio transaction activities and the manner in which that business was allocated.

        (b) The Adviser agrees that in placing orders with brokers and dealers, it will attempt to obtain the best net results in terms of price and execution; provided that, on behalf of any Portfolio, the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide research, analysis, advice and similar services, and the Adviser may pay to those brokers and dealers, in return for research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to the Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to such Portfolio and its other clients and that the total commissions or spreads paid by such Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term. In no instance will portfolio securities be purchased from or sold to the Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules, regulations and orders thereunder.

        (c) The Trust hereby authorizes the Adviser and any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on such exchange for the account of any Portfolio, which transaction is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation by the Adviser or any person or entity associated with the Adviser for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

    3. RECORDS. The Adviser shall create and maintain all necessary books and records in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act and the rules thereunder, as the same may be amended from time to time, pertaining to the investment advisory services performed by it and not otherwise created and maintained by another party pursuant to contract with the Trust. Where applicable, such records shall be maintained by the Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act. The books and records pertaining to the Trust which are in the possession of the Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or the Trust's authorized representatives.

    4.  ACTIVITIES AND AFFILIATES OF THE ADVISER.

        (a) The services furnished by the Adviser hereunder to the Trust are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Trust hereunder.

        (b) The Trust acknowledges that the Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its affiliated persons or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2, the Trust agrees that the Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to a Portfolio of the Trust, provided that the Adviser acts in good faith. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which a Portfolio may have an interest. The Adviser shall have no obligation to recommend for a Portfolio a

                                     IV-1-2
    position in any investment which an Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Portfolios or otherwise.

        (c) Subject to and in accordance with the Trust's Declaration of Trust and By-Laws, as currently in effect and as amended from time to time, the 1940 Act and the rules thereunder, and the Banking Act of 1933, it is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser or its affiliated persons as directors, officers, agents or shareholders of the Adviser or its affiliated persons; that directors, officers, agents and shareholders of the Adviser or its affiliated persons are or may be interested in the Trust as trustees, officers, agents, shareholders or otherwise; that the Adviser or its affiliated persons may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Trust, By-Laws and the 1940 Act and the rules thereunder.

    5. EXPENSES. The Adviser shall be responsible for expenses incurred in providing office space, equipment and personnel as may be necessary or convenient to provide investment advisory services to the Trust. Each Portfolio shall pay or cause to be paid all of its own expenses and its allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for administrative services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the 1940 Act and any amendments thereto; expenses of registering and qualifying the Trust, the Portfolios, and shares ("Shares") of the Portfolios under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to existing shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Portfolios. Each Portfolio will also pay its allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

    6.  COMPENSATION.

        (a) The Trust shall pay to the Adviser, for all services rendered to each Portfolio by the Adviser hereunder, the fees set forth in the exhibits attached hereto. If applicable, for purposes of calculating such fees, the value of each Portfolio's net assets shall be determined pursuant to the applicable provisions of the Portfolio's prospectus and statement of additional information, the Trust's Declaration of Trust and By-Laws and the 1940 Act.

        (b) The Adviser agrees to reimburse the Trust or to waive all or part of its advisory fee, with the same frequency with which the advisory fee is paid to the Adviser, to the extent the annual operating expenses of any Portfolio or class thereof exceeds the highest applicable expense limitation established pursuant to the statutes or regulations of any jurisdiction in which the Shares of the Portfolios are qualified or registered for offer and sale.

        (c) The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation from a Portfolio (and, if appropriate, assume expenses of one or more of the Portfolios or classes thereof) to the extent the expenses of any Portfolio or a class thereof exceed such lower expense limitation as the Adviser may, by notice to the Portfolio, voluntarily declare to be effective.

                                     IV-1-3

        (d) To the extent the Adviser has reimbursed the Trust or waived all or part of its advisory fee, the Trust agrees to reimburse the Adviser if so requested by the Adviser, provided that such reimbursement does not cause the annual operating expenses of any Portfolio or class thereof to exceed the highest applicable expense limitation established pursuant to the statutes or regulations of any jurisdiction in which the Shares of the Portfolios are qualified or registered for offer and sale.

    7. EFFECTIVE DATE; TERM. This Contract shall begin for each Portfolio as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Portfolio initially set forth on an exhibit (and any subsequent Portfolios added pursuant to an exhibit during the initial term of this contract) for two years from the date of this contract set forth above, provided that this Contract has first been approved by a vote of a majority of
(a) those Trustees who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and (b) the Portfolio's outstanding voting securities. Thereafter, this Contract shall continue for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Contract or interested persons of any such party, cast in person at meeting called for the purpose of voting on such approval and (b) by the Board of Trustees or with respect to any given Series by vote of a majority of the outstanding voting securities. If a Portfolio is added after the first approval by the Trustees as described above, this Contract will be effective as to that Portfolio upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

    8. TERMINATION. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Portfolio, without the payment of any penalty, by the Trustees of the Trust or by a vote of the majority of the outstanding voting securities of that Portfolio on sixty (60) days' written notice to the Adviser, or by the Adviser on sixty (60) days' written notice to the Trust. Termination of this Contract with respect to any given Portfolio shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Portfolio. This Contract will terminate automatically in the event of its assignment.

    9. ASSIGNMENT. This Contract may not be assigned by the Adviser and shall automatically terminate in the event of any assignment. The Adviser shall notify the Trust in writing in advance of any proposed change of control of the Adviser to enable the Trust to take the steps necessary to enter into a new advisory contract.

    10.  LIABILITIES OF THE ADVISER.

        (a) Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of the Adviser, the Adviser shall not be liable to the Trust or to any of the Portfolios or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security or the making of any investment for or on behalf of the Trust.

        (b) No provision of this Contract shall be construed to protect any Trustee or officer of the Trust, or the Adviser, from liability in violation of Sections 17(h), 17(i) or 36(b) of the 1940 Act.

    11. AMENDMENT. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and, where required by the 1940 Act, on behalf of a Portfolio by a majority of the outstanding voting securities of such Portfolio.

                                     IV-1-4

    12. LIMITATION OF LIABILITY. The Adviser is expressly put on notice of the limitation of liability set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or any Portfolio pursuant to this Agreement shall be limited in any case to the Trust and its assets and that the Adviser shall not seek satisfaction of any such obligations from the Shareholders of the Trust, the Trustees, officers, employees or agents of the Trust, or any of them.

    13. DEFINITIONS. As used in this Contract, the terms "affiliated person," "assignment," "control," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

    14. GOVERNING LAW. This Contract shall be construed in accordance with and governed by the laws of the State of North Carolina, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated by the Securities and Exchange Commission thereunder.

                                     IV-1-5

                                                                   APPENDIX IV-2

                              THE PASSAGEWAY FUNDS
                          INVESTMENT ADVISORY CONTRACT

    This Contract is made as of the 6th day of December, 1991, between The South Carolina National Bank, a national banking association having its principal place of business in Columbia, South Carolina (the "Adviser"), and The Passageway Funds, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

    WHEREAS, the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 (the "Act") and is registered as such with the Securities and Exchange Commission; and

    WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services;

    NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

    1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust, which may be offered in one or more classes of shares ("Classes"), on whose behalf the Trust executes an exhibit to this Contract, and Adviser, by its execution of each such exhibit, accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of each of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired.

    2. Subject to the supervision of the Trust's Board of Trustees (the "Board"), the Adviser will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash-equivalents in the Funds. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds. The Adviser will provide services under this Contract in accordance with each of the Fund's investment objectives, policies, and restrictions as stated in the Prospectus, Declaration of Trust, the By-Laws of the Trust, resolutions of the Board, and Registration Statements and exhibits on file with respect to the Funds with the Securities and Exchange Commission, and in any amendments to any of the preceding.

    3. The Trust shall pay or cause to be paid, on behalf of each Fund or Class, all of the Fund's or Classes' expenses and the Fund's or Classes' allocable share of Trust expenses, as determined by the Board.

    4. The Trust, on behalf of each of the Funds shall pay to Adviser, for all services rendered to such Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

    5. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation with regard to any Fund to the extent that such Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Trust, voluntarily declare to be effective. Furthermore, the Adviser may, if it deems appropriate, assume expenses of one or more Fund or Class to the extent that any Fund's or Classes' expenses exceed such lower expense limitation as the Adviser may, by notice to the Trust, voluntarily declare to be effective.

    6. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of

                                     IV-2-1
this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified the Trust with respect to a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

    7. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of that Fund, as defined in Section 2(a)(42) of the Act on sixty (60) days' written notice to the Adviser.

    8. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

    9. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

    10. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust), cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

    11. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligation pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from the assets of any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

    12. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

    13. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

                                     IV-2-2

                            INTERMEDIATE FIXED INCOME FUND
                                          OF
                                  MARKETWATCH FUNDS


     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE MARKETWATCH FUNDS ("MARKETWATCH") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE INTERMEDIATE FIXED INCOME FUND (THE "MEETING") TO BE HELD AT THE OFFICES OF BISYS FUND SERVICES, INC., 3435 STELZER ROAD, COLUMBUS, OHIO 43219 ON FRIDAY, MARCH 27, 1998 AT _____ _.M. (EASTERN TIME).

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM AND ____________ AS PROXIES OF THE UNDERSIGNED WITH THE POWER OF SUBSTITUTION AND RESUBSTITUTION, TO ATTEND, VOTE AND ACT FOR THE UNDERSIGNED AT THE MEETING AND AT ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, CASTING VOTES ACCORDING TO THE NUMBER OF SHARES OF THE INTERMEDIATE FIXED INCOME FUND WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE WITH RESPECT TO THE PROPOSALS SET FORTH BELOW, IN ACCORDANCE WITH THE SPECIFICATION INDICATED, IF ANY, AND WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, HEREBY REVOKING ANY PRIOR PROXY TO VOTE AT SUCH MEETING, AND HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS AND PROXIES MAY LAWFULLY DO BY VIRTUE HEREOF.

     EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSALS 1 AND 2, AND IN THE DISCRETION OF THE NAMED PROXIES ON ANY OTHER MATTER AS MAY COME BEFORE THE MEETING.

TO VOTE, MARK AN "X" IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

--------------------------------------------------------------------------------

                      (DETACH HERE AND RETURN THIS PORTION ONLY)
                      MARKETWATCH INTERMEDIATE FIXED INCOME FUND

VOTE ON PROPOSAL 1.
FOR / /   AGAINST / /    ABSTAIN / /

ITEM 1. APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION, DATED MARCH 5, 1998, BETWEEN THE MARKETWATCH FUNDS, ON BEHALF OF THE MARKETWATCH INTERMEDIATE FIXED INCOME FUND, AND THE WACHOVIA FUNDS, ON BEHALF OF THE WACHOVIA INTERMEDIATE FIXED INCOME FUND, AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING (a) THE TRANSFER OF SUBSTANTIALLY ALL OF THE ASSETS OF THE MARKETWATCH INTERMEDIATE FIXED INCOME FUND TO THE WACHOVIA INTERMEDIATE FIXED INCOME FUND, IN EXCHANGE SOLELY FOR CLASS A SHARES OF THE WACHOVIA INTERMEDIATE FIXED INCOME FUND, AND THE LATTER'S ASSUMPTION OF ALL THE LIABILITIES OF THE MARKETWATCH INTERMEDIATE FIXED INCOME FUND, (b) THE DISTRIBUTION OF THE CLASS A SHARES SO RECEIVED TO SHAREHOLDERS OF THE MARKETWATCH INTERMEDIATE FIXED INCOME FUND, AND (c) THE TERMINATION UNDER STATE LAW OF MARKETWATCH, ALL AS SET FORTH IN THE PROXY STATEMENT.

VOTE ON PROPOSAL 2.
FOR / /   AGAINST / /    ABSTAIN / /

ITEM 2. APPROVE AN INVESTMENT ADVISORY AGREEMENT BETWEEN THE WACHOVIA FUNDS, ON BEHALF OF THE WACHOVIA INTERMEDIATE FIXED INCOME FUND, AND WACHOVIA BANK, N.A., ALL AS SET FORTH IN THE PROXY STATEMENT.

ITEM 3. THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE INTERMEDIATE FIXED INCOME FUND OF MARKETWATCH AND THE PROXY STATEMENT DATED MARCH __, 1998.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

-------------------------------------------       -----------------------------
SIGNATURE(S) TITLES(S), IF APPLICABLE, DATE       SIGNATURE (JOINT OWNERS) DATE

                                    EQUITY FUND
                                         OF
                                 MARKETWATCH FUNDS


     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE MARKETWATCH FUNDS ("MARKETWATCH") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE EQUITY FUND (THE "MEETING") TO BE HELD AT THE OFFICES OF BISYS FUND SERVICES, INC., 3435 STELZER ROAD, COLUMBUS, OHIO 43219 ON FRIDAY, MARCH 27, 1998 AT _____ _.M. (EASTERN TIME).

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM AND ____________ AS PROXIES OF THE UNDERSIGNED WITH THE POWER OF SUBSTITUTION AND RESUBSTITUTION, TO ATTEND, VOTE AND ACT FOR THE UNDERSIGNED AT THE MEETING AND AT ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, CASTING VOTES ACCORDING TO THE NUMBER OF SHARES OF THE EQUITY FUND WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE WITH RESPECT TO THE PROPOSALS SET FORTH BELOW, IN ACCORDANCE WITH THE SPECIFICATION INDICATED, IF ANY, AND WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, HEREBY REVOKING ANY PRIOR PROXY TO VOTE AT SUCH MEETING, AND HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS AND PROXIES MAY LAWFULLY DO BY VIRTUE HEREOF.

     EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSALS 1 AND 2, AND IN THE DISCRETION OF THE NAMED PROXIES ON ANY OTHER MATTER AS MAY COME BEFORE THE MEETING.

TO VOTE, MARK AN "X" IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

--------------------------------------------------------------------------------

                      (DETACH HERE AND RETURN THIS PORTION ONLY)
                               MARKETWATCH EQUITY FUND

VOTE ON PROPOSAL 1.
FOR / /   AGAINST / /    ABSTAIN / /

ITEM 1. APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION, DATED MARCH 5, 1998, BETWEEN THE MARKETWATCH FUNDS, ON BEHALF OF THE MARKETWATCH EQUITY FUND, AND THE WACHOVIA FUNDS, ON BEHALF OF THE WACHOVIA GROWTH & INCOME FUND, AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING (a) THE TRANSFER OF SUBSTANTIALLY ALL OF THE ASSETS OF THE MARKETWATCH EQUITY FUND TO THE WACHOVIA GROWTH & INCOME FUND, IN EXCHANGE SOLELY FOR CLASS A SHARES OF THE WACHOVIA GROWTH & INCOME FUND, AND THE LATTER'S ASSUMPTION OF ALL THE LIABILITIES OF THE MARKETWATCH EQUITY FUND, (b) THE DISTRIBUTION OF THE CLASS A SHARES SO RECEIVED TO SHAREHOLDERS OF THE MARKETWATCH EQUITY FUND, AND (c) THE TERMINATION UNDER STATE LAW OF MARKETWATCH, ALL AS SET FORTH IN THE PROXY STATEMENT.

VOTE ON PROPOSAL 2.
FOR / /   AGAINST / /    ABSTAIN / /

ITEM 2. APPROVE AN INVESTMENT ADVISORY AGREEMENT BETWEEN THE WACHOVIA FUNDS, ON BEHALF OF THE WACHOVIA GROWTH & INCOME FUND, AND WACHOVIA BANK, N.A., ALL AS SET FORTH IN THE PROXY STATEMENT.

ITEM 3. THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE EQUITY FUND OF MARKETWATCH AND THE PROXY STATEMENT DATED MARCH __, 1998.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

-------------------------------------------       -----------------------------
SIGNATURE(S) TITLES(S), IF APPLICABLE, DATE       SIGNATURE (JOINT OWNERS) DATE

                             VIRGINIA MUNICIPAL BOND FUND
                                          OF
                                  MARKETWATCH FUNDS


     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE MARKETWATCH FUNDS ("MARKETWATCH") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE VIRGINIA MUNICIPAL BOND FUND (THE "MEETING") TO BE HELD AT THE OFFICES OF BISYS FUND SERVICES, INC., 3435 STELZER ROAD, COLUMBUS, OHIO 43219 ON FRIDAY, MARCH 27, 1998 AT _____ _.M. (EASTERN TIME).

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM AND ____________ AS PROXIES OF THE UNDERSIGNED WITH THE POWER OF SUBSTITUTION AND RESUBSTITUTION, TO ATTEND, VOTE AND ACT FOR THE UNDERSIGNED AT THE MEETING AND AT ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, CASTING VOTES ACCORDING TO THE NUMBER OF SHARES OF THE VIRGINIA MUNICIPAL BOND FUND WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE WITH RESPECT TO THE PROPOSALS SET FORTH BELOW, IN ACCORDANCE WITH THE SPECIFICATION INDICATED, IF ANY, AND WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT, HEREBY REVOKING ANY PRIOR PROXY TO VOTE AT SUCH MEETING, AND HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS AND PROXIES MAY LAWFULLY DO BY VIRTUE HEREOF.

     EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSALS 1 AND 2, AND IN THE DISCRETION OF THE NAMED PROXIES ON ANY OTHER MATTER AS MAY COME BEFORE THE MEETING.

TO VOTE, MARK AN "X" IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.


--------------------------------------------------------------------------------

                      (DETACH HERE AND RETURN THIS PORTION ONLY)
                      MARKETWATCH INTERMEDIATE FIXED INCOME FUND

VOTE ON PROPOSAL 1.
FOR / /   AGAINST / /    ABSTAIN / /

ITEM 1. APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION, DATED MARCH 5, 1998, BETWEEN THE MARKETWATCH FUNDS, ON BEHALF OF THE MARKETWATCH VIRGINIA MUNICIPAL BOND FUND, AND THE WACHOVIA MUNICIPAL FUNDS, ON BEHALF OF THE WACHOVIA VIRGINIA MUNICIPAL BOND FUND, AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING (a) THE TRANSFER OF SUBSTANTIALLY ALL OF THE ASSETS OF THE VIRGINIA MUNICIPAL BOND FUND TO THE WACHOVIA VIRGINIA MUNICIPAL BOND FUND, IN EXCHANGE SOLELY FOR CLASS A SHARES OF THE WACHOVIA VIRGINIA MUNICIPAL BOND FUND, AND THE LATTER'S ASSUMPTION OF ALL THE LIABILITIES OF THE MARKETWATCH VIRGINIA MUNICIPAL BOND FUND, (b) THE DISTRIBUTION OF THE CLASS A SHARES SO RECEIVED TO SHAREHOLDERS OF THE MARKETWATCH VIRGINIA MUNICIPAL BOND FUND, AND (c) THE TERMINATION UNDER STATE LAW OF MARKETWATCH, ALL AS SET FORTH IN THE PROXY STATEMENT.

VOTE ON PROPOSAL 2.
FOR / /   AGAINST / /    ABSTAIN / /

ITEM 2. APPROVE AN INVESTMENT ADVISORY AGREEMENT BETWEEN THE WACHOVIA MUNICIPAL FUNDS, ON BEHALF OF THE WACHOVIA VIRGINIA MUNICIPAL BOND FUND, AND WACHOVIA BANK, N.A., ALL AS SET FORTH IN THE PROXY STATEMENT.

ITEM 3. THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE VIRGINIA MUNICIPAL BOND FUND OF MARKETWATCH AND THE PROXY STATEMENT DATED MARCH __, 1998.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

-------------------------------------------       -----------------------------
SIGNATURE(S) TITLES(S), IF APPLICABLE, DATE       SIGNATURE (JOINT OWNERS) DATE